Exhibit 99.6

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SIDLEY AUSTIN LLP Thomas R. Califano (24122825) Rakhee V. Patel (00797213) Jeri Leigh Miller (24102176) 2021 McKinney Avenue, Suite 2000 Dallas, Texas 75201

Telephone:	(214) 981-3300
Facsimile:	(214) 981-3400
Email:	tom.califano@sidley.com
rpatel@sidley.com
jeri.miller@sidley.com

SIDLEY AUSTIN LLP Andres Barajas (admitted pro hac vice) Weiru Fang (admitted pro hac vice) 787 Seventh Avenue New York, New York 10019
Telephone:	(212) 839-5300
Facsimile:	(212) 839-5599
Email:	andres.barajas@sidley.com
weiru.fang@sidley.com

Attorneys for the Debtors and

Debtors in Possession

IN THE UNITED STATES BANKRUPTCY COURT

FOR THE NORTHERN DISTRICT OF TEXAS

DALLAS DIVISION

In re: EBIX, INC., et al.[1]	Chapter 11 Case No. 23-80004 (SWE)
Debtors.	(Jointly Administered)

[1]

The Debtors in these chapter 11 cases, along with the last four digits of each Debtor’s federal tax identification number, as applicable, are: Ebix, Inc. (1975), Vertex, Incorporated (6295), P.B. Systems, Inc. (9074), Ebix Consulting, Inc. (6666), Ebix US, LLC (N/A), Facts Services, Inc. (1348), Doctors Exchange, Inc. (N/A), Ebix International LLC (N/A), Agency Solutions.com, LLC d/b/a Health Connect LLC (N/A), ConfirmNet Corporation (2737), A.D.A.M., Inc. (8070), and Ebix Latin America, LLC (N/A). The Debtors’ mailing address is 1 Ebix Way, Johns Creek, Georgia 30097.

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GLOBAL NOTES FOR THE

FEBRUARY 2024 MONTHLY OPERATING REPORTS

On December 17, 2023, (the “Petition Date”) Ebix, Inc. and its affiliated debtors in the above-captioned chapter 11 cases (each a “Debtor” and, collectively, the “Debtors”) commenced voluntary cases (the “Chapter 11 Cases”) under chapter 11 of title 11, United States Code, §§ 101 et seq. (the “Bankruptcy Code”) in the United States Bankruptcy Court for the Northern District of Texas (the “Court”).

The Debtors continue to operate their business and manage their properties as debtors in possession pursuant to sections 1107(a) and 1108 of the Bankruptcy Code. The Chapter 11 Cases have been consolidated for procedural purposes only and are being jointly administered under case number 23-80004 (SWE).

1.

General Methodology: The Debtors are filing this monthly operating report (the “MOR”) solely for purposes of complying with the monthly operating requirements of the Debtors’ Chapter 11 Cases. The financial information contained herein is unaudited, limited in scope, and as such, has not been subjected to procedures that would typically be applied to financial statements in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The MOR should not be relied on by any persons for information relating to current or future financial condition, events, or performance of any of the Debtors or their affiliates, as the results of operations contained herein are not necessarily indicative of results that may be expected from any other period or for the full year, and may not necessarily reflect the combined results of operations, financial position, and schedule of receipts and disbursements in the future. There can be no assurance that such information is complete, and the MOR may be subject to revision. The following notes, statements, and limitations should be referred to, and referenced in connection with, any review of the MOR.

2.

Basis of Presentation: For financial reporting purposes, the Debtors prepare consolidated financial statements, which include information for Ebix, Inc., and its Debtor affiliates. This MOR only contains financial information of the Debtors, and has been prepared on a condensed combined basis. The Debtors are maintaining their books and records in accordance with U.S. GAAP and the information furnished in this MOR uses the Debtors’ normal accrual method of accounting. In preparing the MOR, the Debtors relied on financial data derived from their books and records that was available at the time of preparation. Nevertheless, in preparing this MOR, the Debtors made reasonable efforts to supplement the information set forth in their books and records with additional information concerning transactions that may not have been identified therein. The Debtors have not separately classified the assets held for sale following entry of the order approving the sale of the Debtors’ North American life and annuity assets. Subsequent information or discovery may result in material changes to the MOR and errors or omissions may exist. Notwithstanding any such discovery, new information, or errors or omissions, the Debtors do not undertake any obligation or commitment to update this MOR. Due to subsequent information obtained, the financial statements and certain of the cumulative amounts presented in this MOR reflect adjustments made to the financial statements contained in the previously filed December 2023 monthly operating reports. The financial statements

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presented herein reflect the book values of the Debtor entities of Ebix, Inc., and, as a result, do not reflect the going concern valuation of the Debtors. The Company is not liable for and undertakes no responsibility to indicate variations from securities laws or for any evaluations of the Company based on this financial information or any other information.

3.	Reporting Period: Unless otherwise noted herein, the MOR generally reflects the Debtors’ books and records and financial activity occurring during the applicable reporting period.

4.

Accuracy: The financial information disclosed herein was not prepared in accordance with federal or state securities laws or other applicable nonbankruptcy law or in lieu of complying with any periodic reporting requirements thereunder. Persons and entities trading in or otherwise purchasing, selling, or transferring the claims against or equity interests in the Debtors should evaluate this financial information in light of the purposes for which it was prepared. The Debtors are not liable for and undertake no responsibility to indicate variations from securities laws or for any evaluations of the Debtors based on this financial information or any other information.

5.	Investments in Subsidiaries: The book basis for investments in subsidiaries are not representative of the fair value or net assets of Debtor and non-debtor subsidiaries.

6.

Payments of Prepetition Claims Pursuant to First Day Orders: Following the Petition Date, the Court entered certain orders authorizing, but not directing, the Debtors to, among other things, pay certain (a) insurance obligations; (b) employee wages, salaries, additional compensation, contractor obligations, and employee benefit programs; (c) taxes and fees; (d) utilities; (e) service charges and other fees, costs, and expenses charged by the Debtors’ cash management banks; and (f) certain critical vendor payments.

7.

Insiders: For purposes of this MOR, the Debtors defined “insiders” pursuant to section 101(31) of the Bankruptcy Code as: (a) directors; (b) officers; (c) persons in control of the Debtors; (d) relatives of the Debtors’ directors, officers, or persons in control of the Debtors; and (e) Debtor and non-Debtor affiliates of the foregoing. Moreover, the Debtors do not take a position with respect to: (a) any insider’s influence over the control of the Debtors; (b) the management responsibilities or functions of any such insider; (c) the decision making or corporate authority of any such insider; or (d) whether the Debtors or any such insider could successfully argue that he or she is not an “insider” under applicable law, with respect to any theories of liability, or for any other purpose.

8.

Payments to Insiders: All payments made by the Debtors to “Insiders,” as such term is defined in 11 U.S.C. § 101(31), included wage compensation and benefits in the ordinary course due to those individuals. This information is available upon request.

9.

Postpetition Borrowing: Following the Petition Date, the Court approved debtor-in-possession borrowing as set forth in the Final Order (I) Authorizing (A) Postpetition Financing, and (B) The Use of Cash Collateral; (II) Granting Liens and Providing Superpriority Administrative Expense Claims; (III) Granting Adequate Protection to Prepetition Lenders; (IV) Modifying the Automatic Stay; and (V) Granting Related Relief [Docket No. 255].

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10.

Interest on Prepetition Borrowing: The Debtors are unable to determine whether it is probable that interest on prepetition borrowing for the period following the Petition Date will be an allowed claim. As a result, interest on prepetition borrowing has not been accrued in the financial information herein.

11.	Bank Accounts: All the bank accounts were established prefiling in the name of Ebix, Inc. All of these bank accounts are utilized for all of the Debtors.

12.

Internal Transfers: Internal transfers between the Debtors are not included as receipts in the financial statements for each Debtor. Because the monthly operating reports have not been prepared on a consolidated basis, this has resulted in negative cash balances for some Debtors.

13.	Estimation of Claims: The amounts of Secured, Unsecured, and Priority Claims reported in the MOR are estimated based on the Debtors’ available information.

14.

Payments To or On Behalf of Nonbankruptcy Professionals. Although all payments made to or on behalf of nonbankruptcy professionals were approved by the Court pursuant to the Order (I) Authorizing the Debtors to Retain and Compensation Professionals in the Ordinary Course of Business and (II) Granting Related Relief [Docket No. 295], the objection period for certain of these ordinary course professionals has not yet passed as of the filing of this MOR.

15.

Attachments and Exhibits: Bank statements and other supporting documents and exhibits for all Debtors are attached to the MOR of Ebix, Inc. Any documents, exhibits, or statements attached to the MOR of Ebix, Inc. are incorporated by reference into the MOR for all Debtors.

16.

Reservation of Rights: The Debtors reserve all rights to amend or supplement the MOR in all respects, as may be necessary or appropriate, but shall be under no obligation to do so. Nothing contained in this MOR shall constitute a waiver of any of the Debtors’ rights or an admission with respect to their Chapter 11 Cases.

* * * END OF GLOBAL NOTES * * *

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UNITED STATES BANKRUPTCY COURT

  NORTHERN DISTRICT OF TEXAS

        DALLAS

In Re. Facts Services, Inc.	§	Case No. 23-80008
§
	§	Lead Case No. 23-80004
Debtor(s)	§
☒ Jointly Administered

Monthly Operating Report	Chapter 11

Reporting Period Ended: 02/29/2024	Petition Date: 12/17/2023

Months Pending: 2	Industry Classification:	5	1	8	2

Reporting Method:	Accrual Basis	Cash Basis

Debtor’s Full-Time Employees (current):		0

Debtor’s Full-Time Employees (as of date of order for relief):		0

Supporting Documentation (check all that are attached):

(For jointly administered debtors, any required schedules must be provided on a non-consolidated basis for each debtor)

☒	Statement of cash receipts and disbursements
☒	Balance sheet containing the summary and detail of the assets, liabilities and equity (net worth) or deficit
☒	Statement of operations (profit or loss statement)
☒	Accounts receivable aging
☐	Postpetition liabilities aging
☐	Statement of capital assets
☐	Schedule of payments to professionals
☐	Schedule of payments to insiders
☐	All bank statements and bank reconciliations for the reporting period
☐	Description of the assets sold or transferred and the terms of the sale or transfer

/s/ Amit K. Garg	Amit K. Garg
Signature of Responsible Party	Printed Name of Responsible Party

03/21/2024	1 Ebix Way
Date	Johns Creek, GA 30097
Address

STATEMENT: This Periodic Report is associated with an open bankruptcy case; therefore, Paperwork Reduction Act exemption 5 C.F.R. § 1320.4(a)(2) applies.

UST Form 11-MOR (12/01/2021)	1

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Debtor’s Name Facts Services, Inc.	Case No. 23-80008

Part 1: Cash Receipts and Disbursements		Current Month	Cumulative
a.	Cash balance beginning of month	$0

b.	Total receipts (net of transfers between accounts)	$0	$0

c.	Total disbursements (net of transfers between accounts)	$0	$0

d.	Cash balance end of month (a+b-c)	$0

e.	Disbursements made by third party for the benefit of the estate	$0	$0

f.	Total disbursements for quarterly fee calculation (c+e)	$0	$0

Part 2: Asset and Liability Status (Not generally applicable to Individual Debtors. See Instructions.)		Current Month
a.	Accounts receivable (total net of allowance)	$162,101

b.	Accounts receivable over 90 days outstanding (net of allowance)	$68,648

c.	Inventory (Book Market Other (attach explanation))	$0

d	Total current assets	$162,101

e.	Total assets	$-129,979

f.	Postpetition payables (excluding taxes)	$84,456

g.	Postpetition payables past due (excluding taxes)	$0

h.	Postpetition taxes payable	$0

i.	Postpetition taxes past due	$0

j.	Total postpetition debt (f+h)	$84,456

k.	Prepetition secured debt	$0

l.	Prepetition priority debt	$0

m.	Prepetition unsecured debt	$-4,669,565

n.	Total liabilities (debt) (j+k+l+m)	$-4,585,108

o.	Ending equity/net worth (e-n)	$4,455,129

Part 3: Assets Sold or Transferred		Current Month	Cumulative
a.	Total cash sales price for assets sold/transferred outside the ordinary course of business	$0	$0

b.	Total payments to third parties incident to assets being sold/transferred outside the ordinary course of business	$0	$0

c.	Net cash proceeds from assets sold/transferred outside the ordinary course of business (a-b)	$0	$0

Part 4: Income Statement (Statement of Operations) (Not generally applicable to Individual Debtors. See Instructions.)		Current Month	Cumulative
a.	Gross income/sales (net of returns and allowances)	$52,919

b.	Cost of goods sold (inclusive of depreciation, if applicable)	$60,040

c.	Gross profit (a-b)	$-7,121

d.	Selling expenses	$0

e.	General and administrative expenses	$0

f.	Other expenses	$0

g.	Depreciation and/or amortization (not included in 4b)	$10,277

h.	Interest	$0

i.	Taxes (local, state, and federal)	$0

j.	Reorganization items	$0

k.	Profit (loss)	$-17,398	$-33,508

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Debtor’s Name Facts Services, Inc.	Case No. 23-80008

Part 5: Professional Fees and Expenses
				Approved Current Month	Approved Cumulative	Paid Current Month	Paid Cumulative
a.	Debtor’s professional fees & expenses (bankruptcy) Aggregate Total
Itemized Breakdown by Firm
		Firm Name	Role
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Debtor’s Name Facts Services, Inc.	Case No. 23-80008

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Debtor’s Name Facts Services, Inc.	Case No. 23-80008

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				Approved Current Month	Approved Cumulative	Paid Current Month	Paid Cumulative
b.	Debtor’s professional fees & expenses (nonbankruptcy) Aggregate Total
Itemized Breakdown by Firm
		Firm Name	Role
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Debtor’s Name Facts Services, Inc.	Case No. 23-80008

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Debtor’s Name Facts Services, Inc.	Case No. 23-80008

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xcix
c
c.	All professional fees and expenses (debtor & committees)	$ 0	$ 0	$ 0	$ 0

Part 6: Postpetition Taxes	Current Month	Cumulative
a. Postpetition income taxes accrued (local, state, and federal)	$0	$0

b. Postpetition income taxes paid (local, state, and federal)	$0	$0

c. Postpetition employer payroll taxes accrued	$-269	$0

d. Postpetition employer payroll taxes paid	$0	$0

e. Postpetition property taxes paid	$0	$0

f. Postpetition other taxes accrued (local, state, and federal)	$0	$0

g. Postpetition other taxes paid (local, state, and federal)	$0	$0

Part 7: Questionnaire - During this reporting period:
a. Were any payments made on prepetition debt? (if yes, see Instructions)	Yes	No
b. Were any payments made outside the ordinary course of business without court approval? (if yes, see Instructions)	Yes	No
c. Were any payments made to or on behalf of insiders?	Yes	No
d. Are you current on postpetition tax return filings?	Yes	No
e. Are you current on postpetition estimated tax payments?	Yes	No
f. Were all trust fund taxes remitted on a current basis?	Yes	No
g. Was there any postpetition borrowing, other than trade credit? (if yes, see Instructions)	Yes	No
h. Were all payments made to or on behalf of professionals approved by the court?	Yes	No	N/A
i. Do you have: Worker’s compensation insurance?	Yes	No
If yes, are your premiums current?	Yes	No	N/A	(if no, see Instructions	)
Casualty/property insurance?	Yes	No
If yes, are your premiums current?	Yes	No	N/A	(if no, see Instructions	)
General liability insurance?	Yes	No
If yes, are your premiums current?	Yes	No	N/A	(if no, see Instructions	)
j. Has a plan of reorganization been filed with the court?	Yes	No
k. Has a disclosure statement been filed with the court?	Yes	No
l. Are you current with quarterly U.S. Trustee fees as set forth under 28 U.S.C. § 1930?	Yes	No

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Debtor’s Name Facts Services, Inc.	Case No. 23-80008

Part 8: Individual Chapter 11 Debtors (Only)
a.	Gross income (receipts) from salary and wages				$0

b.	Gross income (receipts) from self-employment				$0

c.	Gross income from all other sources				$0

d.	Total income in the reporting period (a+b+c)				$0

e.	Payroll deductions				$0

f.	Self-employment related expenses				$0

g.	Living expenses				$0

h.	All other expenses				$0

i.	Total expenses in the reporting period (e+f+g+h)				$0

j.	Difference between total income and total expenses (d-i)				$0

k.	List the total amount of all postpetition debts that are past due				$0

l.	Are you required to pay any Domestic Support Obligations as defined by 11 U.S.C § 101(14A)?	Yes	No

m.	If yes, have you made all Domestic Support Obligation payments?	Yes	No	N/A

Privacy Act Statement

28 U.S.C. § 589b authorizes the collection of this information, and provision of this information is mandatory under 11 U.S.C. §§ 704, 1106, and 1107. The United States Trustee will use this information to calculate statutory fee assessments under 28 U.S.C. § 1930(a)(6). The United States Trustee will also use this information to evaluate a chapter 11 debtor’s progress through the bankruptcy system, including the likelihood of a plan of reorganization being confirmed and whether the case is being prosecuted in good faith. This information may be disclosed to a bankruptcy trustee or examiner when the information is needed to perform the trustee’s or examiner’s duties or to the appropriate federal, state, local, regulatory, tribal, or foreign law enforcement agency when the information indicates a violation or potential violation of law. Other disclosures may be made for routine purposes. For a discussion of the types of routine disclosures that may be made, you may consult the Executive Office for United States Trustee’s systems of records notice, UST-001, “Bankruptcy Case Files and Associated Records.” See 71 Fed. Reg. 59,818 et seq. (Oct. 11, 2006). A copy of the notice may be obtained at the following link: http:// www.justice.gov/ust/eo/rules_regulations/index.htm. Failure to provide this information could result in the dismissal or conversion of your bankruptcy case or other action by the United States Trustee. 11 U.S.C. § 1112(b)(4)(F).

I declare under penalty of perjury that the foregoing Monthly Operating Report and its supporting documentation are true and correct and that I have been authorized to sign this report on behalf of the estate.

/s/ Amit K. Garg	Amit K. Garg
Signature of Responsible Party	Printed Name of Responsible Party

Chief Financial Officer	03/21/2024
Title	Date

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Debtor’s Name Facts Services, Inc.	Case No. 23-80008

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Debtor’s Name Facts Services, Inc.	Case No. 23-80008

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Debtor’s Name Facts Services, Inc.	Case No. 23-80008

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In re: EBIX, INC., et al. Statement of Cash Receipts and Disbursements - (Unaudited)	MOR-1 Lead Case No: 23-80004 Reporting Period: February 1 - February 29, 2024

Ebix, Inc.
Receipts
Customer Receipts	$10,861,821
Other Receipts	38,768
Debt Proceeds	—

Total Receipts	$10,900,589

Disbursements
Payroll & Benefits	$(5,068,125)
3rd Party Trade Vendors	(2,579,857)
Ordinary Course Professionals	—
Taxes & Duties	(327,087)
Other Operating Disbursements	(44,048)

Total Disbursements	$(8,019,117)

Net Operating Cash Flow	$2,881,472

Other Non-Operating Cash Flows	$—
Restructuring Professional Fees	(6,511,634)
Debt Service - Fees	(1,009,814)

Total Non-operating Cash Flows	$(7,521,448)

Intercompany
Intercompany Transfers (receipts)	—
Intercompany Transfers (disbursements)	(1,480,581)

Intercompany Transfers (net)	$(1,480,581)

Net Cash Flow	$(6,120,557)

Beginning Bank Cash	$20,557,451
Net Cash Flow	(6,120,557)

Ending Bank Cash	$14,436,894

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In re: EBIX, INC., et al. Balance Sheet as of February 29, 2024 - (Unaudited)	MOR-2 Lead Case No: 23-80004 Reporting Period: February 1 - February 29, 2024

	Ebix, Inc.	P.B. Systems, Inc.	Facts Services, Inc.	Agency Solutions.com, LLC d/b/a/ Health Connect LLC	ConfirmNet Corporation	A.D.A.M., Inc.
Assets
Current Assets:
Cash and Cash equivalents	$15,216,947	$—	$—	$—	$—	$—
Fiduciary funds - restricted	—	—	—	—	—	—
Accounts receivable, less allowance	26,723,821	41,640	162,101	69,395	7,631,650	1,342,653
Intercompany receivable	79,066,561	—	—	—	—	—
Other current assets	14,015,091	—	—	1,566	270	61,546

Total current assets	$135,022,420	$41,640	$162,101	$70,961	$7,631,920	$1,404,199
Property and equipment, net	22,304,171	794	(40)	—	—	10,738
Right-of-Use Assets	308,381	578,351	—	—	—	127,458
Goodwill	192,040,854	—	4,706,870	20,404,124	13,540,891	60,111,616
Intangible assets, net	3,163,750	—	226,104	0	(0)	213,390
Indefinite-lived intangibles	14,240,000	—	—	—	—	—
Capitalized software development costs, net	771,258	—	—	—	—	—
Deferred tax assets, net - long-term	22,033,811	—	(8,308)	(992,339)	3,074,537	1,921,924
Other assets	147,431,952	—	(5,216,707)	—	—	—

Total assets	$537,316,598	$620,785	$(129,979)	$19,482,746	$24,247,347	$63,789,325

Liabilities & Equity
Current Liabilities
Accounts Payable and accrued expenses	$13,252,486	$—	$—	$3,120	$—	$10,609
Accrued payroll and related benefits	1,240,064	—	—	—	1,614	—
Working capital facility	—	—	—	—	—	—
Fiduciary funds liability - restricted	—	—	—	—	—	—
Short term debt	85,000,000	—	—	—	—	—
Current portion of long term debt and capital lease obligations	—	—	—	—	—	—
Intercompany payable	828,390	1,825,620	(25,516)	(14,543)	784,251	118,757
Deferred revenue	23,744,377	—	109,972	1,687	263,752	1,291,295
Short term lease liability	—	—	—	—	—	—
Other current liabilities	754	—	—	—	—	—

Total Current Liabilities	$124,066,071	$1,825,620	$84,456	$(9,736)	$1,049,617	$1,420,661
Liabilities Subject to Compromise
Accounts Payable and accrued expenses	$7,445,835	$34,700	$—	$6,580	$10,842	$127,281
Accrued payroll and related benefits	180,350	—	—	—	—	—
Working capital facility	—	—	—	—	—	—
Fiduciary funds liability - restricted	—	—	—	—	—	—
Short term debt	586,103,764	—	—	—	—	—
Current portion of long term debt and capital lease obligations	106,005	—	—	—	—	—
Intercompany payable	303,282,320	49,576,672	(4,669,565)	(4,745,420)	9,464,805	(36,903,570)
Deferred revenue	—	—	—	—	—	—
Short term lease liability	361,156	—	—	—	—	—
Other current liabilities	(6,587)	—	—	—	(1,648)	(51,295)

Total Liabilities Subject to Compromise	$897,472,843	$49,611,372	$(4,669,565)	$(4,738,840)	$9,473,998	$(36,827,585)
Long term debt and capital lease obligation, less current portion	11,232	—	—	—	—	—
Other liabilities	2,329,890	—	—	—	—	—
Earnout contingencies	—	—	—	—	—	—
Put option liability	—	—	—	—	—	—
Long term lease liability	743,980	—	—	—	—	—

Total liabilities	$1,024,624,016	$51,436,992	$(4,585,108)	$(4,748,576)	$10,523,616	$(35,406,924)
Common stock, $.10 par value	3,790,860	—	—	—	—	—
Additional paid-in capital	3,996,359	—	—	20,000,000	21,532,000	88,420,090
Treasury stock	—	—	—	—	—	—
Retained earnings	(505,788,399)	(50,816,207)	4,455,129	4,231,322	(7,808,269)	10,776,160
Accumulated other comprehensive income	(529,688)	—	—	—	—	—

Total Ebix, Inc. stockholders’ equity	$(498,530,868)	$(50,816,207)	$4,455,129	$24,231,322	$13,723,731	$99,196,250
Noncontrolling interest	11,223,450	—	—	—	—	—

Total stockholders’ equity	$(487,307,418)	$(50,816,207)	$4,455,129	$24,231,322	$13,723,731	$99,196,250

Total Liabilities & Equity	$537,316,598	$620,785	$(129,979)	$19,482,746	$24,247,347	$63,789,325

Case 23-80004-swe11  Doc 457  Filed 03/21/24  Entered 03/21/24 18:22:57  Desc

Main Document  Page 19 of 32

In re: EBIX, INC., et al. Statement of Operations for the month of February 2024 - (Unaudited)	MOR-3 Lead Case No: 23-80004 Reporting Period: February 1 - February 29, 2024

	Ebix, Inc.	P.B. Systems, Inc.	Facts Services, Inc.	Agency Solutions.com, LLC d/b/a/ Health Connect LLC	ConfirmNet Corporation	A.D.A.M., Inc.
Revenue
Operating Revenue	$10,226,548	$21,420	$52,919	$153,627	$95,017	$276,574

Total Revenue	10,226,548	21,420	52,919	153,627	95,017	276,574
Operating Expenses
Services and other costs	4,008,214	901,120	31,651	16,054	488,870	220,650
Product Development	1,327,827	27,464	28,388	46,299	—	31,118
Sales and Marketing	1,102,123	—	—	22,900	—	2,009
General and Administrative	2,131,026	1,171	—	25,153	11,907	(4,385)
Amortization and Depreciation	742,143	16,890	10,277	—	—	9,787

Total Operating Income	$915,215	$(925,226)	$(17,398)	$43,221	$(405,760)	$17,395

Interest Income	—	—	—	—	—	—
Interest Expense	(1,059,600)	—	—	—	—	—
Reorganization Fees	(3,954,372)	—	—	—	—	—
Other non-operating income	—	—	—	—	—	—
Foreign exchange gain/loss	(8,943)	—	—	—	—	—

Income before taxes	$(4,107,699)	$(925,226)	$(17,398)	$43,221	$(405,760)	$17,395

Income tax expenses	—	—	—	—	—	—
Net Income (loss) including noncontrolling interest	—	—	—	—	—	—
Net income (loss) attributable to noncontrolling interest	—	—	—	—	—	—

Net income (loss)	$(4,107,699)	$(925,226)	$(17,398)	$43,221	$(405,760)	$17,395

Case 23-80004-swe11  Doc 457  Filed 03/21/24  Entered 03/21/24 18:22:57  Desc

Main Document  Page 20 of 32

In re: EBIX, INC., et al. Accounts Receivable Aging	MOR-4 Lead Case No: 23-80004 Reporting Period: February 1 - February 29, 2024

Entity	Current	30 Days	60 Days	90 Days	120 Days	Allowance for Doubtful Accounts	Total
Ebix, Inc.	$15,016,369	$2,340,123	$2,274,558	$1,148,375	$10,299,837	$(7,284,970)	$23,794,292
P.B. Systems, Inc.	42,840	—	—	—	190,687	(191,887)	41,640
Facts Services, Inc.	55,503	43,459	6,806	6,773	61,875	(12,316)	162,101
Agency Solutions.com, LLC d/b/a/ Health Connect LLC	45,481	2,411	9,213	5,135	49,482	(42,328)	69,395
ConfirmNet Corporation	216,089	144,275	14,422	19,184	7,351,688	(159,023)	7,586,636
A.D.A.M., Inc.	379,299	198,000	10,195	(436)	72,768	(281,170)	378,657

Total Accounts Receivable	$15,755,582	$2,728,269	$2,315,194	$1,179,032	$18,026,336	$(7,971,692)	$32,032,720

Case 23-80004-swe11  Doc 457  Filed 03/21/24  Entered 03/21/24 18:22:57  Desc

Main Document  Page 21 of 32

MOR-5
In re: EBIX, INC., et al.	Lead Case No: 23-80004
Disbursements by Entity	Reporting Period: February 1 - February 29, 2024

Date	Check Number	Amount	Vendor	Entity
2/1/2024		$ (10.89)	Lyft	Ebix, Inc.
2/1/2024		(11.96)	Lyft	Ebix, Inc.
2/1/2024		(12.78)	Lyft	Ebix, Inc.
2/1/2024		(19.99)	Amazon	Ebix, Inc.
2/1/2024		(54.40)	Indeed	Ebix, Inc.
2/1/2024		(54.59)	Amazon	Ebix, Inc.
2/1/2024		(56.81)	Amazon	Ebix, Inc.
2/1/2024		(59.89)	Amazon	Ebix, Inc.
2/1/2024		(59.89)	Amazon	Ebix, Inc.
2/1/2024		(63.48)	Amazon	Ebix, Inc.
2/1/2024		(69.00)	Fueled Inc.	Ebix, Inc.
2/1/2024		(87.18)	Amazon	Ebix, Inc.
2/1/2024		(107.69)	Amazon	Ebix, Inc.
2/1/2024	14300	(198.00)	StarkOncology Consulting LLC	Ebix, Inc.
2/1/2024	14280	(271.88)	EZOT, INC	Ebix, Inc.
2/1/2024		(399.00)	Fueled Inc.	Ebix, Inc.
2/1/2024		(500.00)	Google Inc	Ebix, Inc.
2/1/2024		(776.87)	NEVADA TAX	Ebix, Inc.
2/1/2024		(997.50)	Carolyn Donahoe	Ebix, Inc.
2/1/2024		(1,200.00)	ALLISON HAYS	Ebix, Inc.
2/1/2024		(1,348.00)	CATHERINE CREASMAN	Ebix, Inc.
2/1/2024		(1,360.00)	Amy I Hall	Ebix, Inc.
2/1/2024	14284	(1,500.00)	JEFFREY GLASHEEN	Ebix, Inc.
2/1/2024		(1,600.00)	Renee Cocchi	Ebix, Inc.
2/1/2024		(1,686.87)	UTAH801/297-7703	Ebix, Inc.
2/1/2024		(1,745.96)	Maxair Mechanical, LLC	Ebix, Inc.
2/1/2024		(1,875.00)	Thomas Metkus	Ebix, Inc.
2/1/2024		(1,980.00)	JONATHAN J. BEITLER, M	Ebix, Inc.
2/1/2024		(1,995.34)	DTCC Solutions LLC	Ebix, Inc.
2/1/2024	14294	(2,033.40)	OXCYON INC	Ebix, Inc.
2/1/2024		(2,247.20)	Lumen	Ebix, Inc.
2/1/2024		(2,400.00)	Hope E Karnes Nicely	Ebix, Inc.
2/1/2024		(2,600.00)	GOKARE LAW FIRM	Ebix, Inc.
2/1/2024		(2,884.62)	Elizabeth Temple	Ebix, Inc.
2/1/2024		(3,060.00)	Christopher Britt	Ebix, Inc.
2/1/2024		(3,229.20)	HolaDoctor Inc	Ebix, Inc.
2/1/2024		(3,353.44)	UC REGENTS- SAN FRAN	Ebix, Inc.
2/1/2024		(3,478.19)	Merriam dba World Clas	Ebix, Inc.
2/1/2024		(3,737.25)	Digital Media Innovati	Ebix, Inc.
2/1/2024		(6,953.00)	K&C Building Maintenan	Ebix, Inc.
2/1/2024		(8,612.63)	Broadridge	Ebix, Inc.
2/1/2024		(8,924.56)	SCOUTNEWS, LLC	Ebix, Inc.
2/1/2024		(10,767.00)	IAIABC	Ebix, Inc.
2/1/2024		(11,153.00)	CA DEPT TAX FEE	Ebix, Inc.
2/1/2024		(14,372.00)	STATE OF CT DRS	Ebix, Inc.
2/1/2024		(15,909.09)	Lockton	Ebix, Inc.
2/1/2024		(17,006.92)	WEX Health Inc	Ebix, Inc.
2/1/2024		(18,442.90)	Oracle	Ebix, Inc.
2/1/2024		(24,986.30)	COMM OF MASS EFT	Ebix, Inc.
2/1/2024		(1,320,561.05)	Paycom Payroll	Ebix, Inc.
2/2/2024		(10.89)	Lyft	Ebix, Inc.
2/2/2024		(10.89)	Lyft	Ebix, Inc.
2/2/2024		(11.84)	Lyft	Ebix, Inc.
2/2/2024		(11.99)	Lyft	Ebix, Inc.
2/2/2024		(20.80)	AUTHNET GATEWAY	Ebix, Inc.
2/2/2024		(35.00)	Sinch Mailgun	Ebix, Inc.
2/2/2024		(82.17)	Google Inc	Ebix, Inc.
2/2/2024		(127.90)	Cintas Corporation	Ebix, Inc.
2/2/2024		(143.99)	MSP360	Ebix, Inc.
2/2/2024	1018	(250.00)	US DEPT OF HOMELAND SECURITY	Ebix, Inc.
2/2/2024		(273.40)	Appriver	Ebix, Inc.
2/2/2024		(441.39)	Google Inc	Ebix, Inc.
2/2/2024		(497.02)	Google Inc	Ebix, Inc.
2/2/2024	14342	(533.85)	Iron Mountain	Ebix, Inc.
2/2/2024	14223	(850.00)	Walter MURRAY YARBROUGH	Ebix, Inc.
2/2/2024	14288	(880.00)	GIIssues Inc.	Ebix, Inc.
2/2/2024		(2,394.40)	National Securities Clearing	Ebix, Inc.
2/2/2024		(4,221.98)	Park Place Technology	Ebix, Inc.
2/2/2024		(13,477.87)	SUN LIFE CANADA	Ebix, Inc.
2/2/2024		(15,270.48)	Persistent Systems Inc	Ebix, Inc.
2/2/2024		(15,757.46)	SUN LIFE CANADA	Ebix, Inc.
2/2/2024		(18,555.45)	Change Healthcare	Ebix, Inc.
2/2/2024		(23,957.42)	Ztek Consulting Inc	Ebix, Inc.
2/2/2024		(224,568.00)	EBIX EMPMED+DNTL	Ebix, Inc.
2/5/2024	14375	(2.50)	Julio C Poveda	Ebix, Inc.
2/5/2024		(4.50)	Lyft	Ebix, Inc.

Case 23-80004-swe11  Doc 457  Filed 03/21/24  Entered 03/21/24 18:22:57  Desc

Main Document  Page 22 of 32

Date	Check Number	Amount	Vendor	Entity
2/5/2024		(9.83)	Lyft	Ebix, Inc.
2/5/2024		(10.84)	Lyft	Ebix, Inc.
2/5/2024		(10.89)	Lyft	Ebix, Inc.
2/5/2024		(10.89)	Lyft	Ebix, Inc.
2/5/2024		(10.89)	Lyft	Ebix, Inc.
2/5/2024		(10.99)	Lyft	Ebix, Inc.
2/5/2024		(10.99)	Lyft	Ebix, Inc.
2/5/2024		(11.49)	Lyft	Ebix, Inc.
2/5/2024		(11.87)	Lyft	Ebix, Inc.
2/5/2024		(11.99)	Lyft	Ebix, Inc.
2/5/2024		(12.89)	Lyft	Ebix, Inc.
2/5/2024		(13.89)	Lyft	Ebix, Inc.
2/5/2024		(17.99)	Amazon	Ebix, Inc.
2/5/2024		(20.22)	Lyft	Ebix, Inc.
2/5/2024		(21.58)	Lyft	Ebix, Inc.
2/5/2024		(21.61)	Lyft	Ebix, Inc.
2/5/2024		(25.86)	Lyft	Ebix, Inc.
2/5/2024		(28.00)	Publer	Ebix, Inc.
2/5/2024		(29.37)	Lyft	Ebix, Inc.
2/5/2024		(40.00)	Payflow	Ebix, Inc.
2/5/2024		(45.24)	Amazon	Ebix, Inc.
2/5/2024		(53.59)	Amazon	Ebix, Inc.
2/5/2024		(65.23)	Amazon	Ebix, Inc.
2/5/2024		(78.41)	Amazon	Ebix, Inc.
2/5/2024		(87.19)	Amazon	Ebix, Inc.
2/5/2024		(89.54)	Amazon	Ebix, Inc.
2/5/2024		(89.85)	Payflow	Ebix, Inc.
2/5/2024		(92.43)	Amazon	Ebix, Inc.
2/5/2024		(95.49)	GoDaddy.com	Ebix, Inc.
2/5/2024	14282	(98.00)	S C Ferguson	Ebix, Inc.
2/5/2024		(117.05)	VS SERVICE 1040	Ebix, Inc.
2/5/2024	14276	(125.00)	DENNIS T. CHANG	Ebix, Inc.
2/5/2024	14277	(125.00)	Hannah X Chen	Ebix, Inc.
2/5/2024		(148.97)	Amazon	Ebix, Inc.
2/5/2024		(148.97)	Amazon	Ebix, Inc.
2/5/2024	14296	(150.00)	CHERIE PAQUETTE, MD	Ebix, Inc.
2/5/2024	14319	(150.00)	DAVID S. BEEBE, MD	Ebix, Inc.
2/5/2024	14361	(150.00)	W. STEVEN METZER, MD	Ebix, Inc.
2/5/2024	14380	(233.79)	Kevan Jonathan Salimian	Ebix, Inc.
2/5/2024	14384	(250.00)	David Swanson	Ebix, Inc.
2/5/2024		(280.40)	FEDERAL EXPRESS	Ebix, Inc.
2/5/2024	14346	(289.44)	Pardon R Kenney	Ebix, Inc.
2/5/2024	14306	(300.00)	MARC WINKELMAN	Ebix, Inc.
2/5/2024	14322	(300.00)	KRASIMIR GEORGE BOJANOV	Ebix, Inc.
2/5/2024	14376	(375.00)	GREG PRESSMAN	Ebix, Inc.
2/5/2024	14364	(432.77)	DONALD B MIDDLETON, MD	Ebix, Inc.
2/5/2024		(500.00)	Google Inc	Ebix, Inc.
2/5/2024	14327	(500.00)	William Chung	Ebix, Inc.
2/5/2024	14339	(500.00)	Mark Green	Ebix, Inc.
2/5/2024	14345	(500.00)	Kelly Sue Kennedy	Ebix, Inc.
2/5/2024	14372	(500.00)	James Alexander Phero	Ebix, Inc.
2/5/2024	14316	(542.75)	Barton Solvents	Ebix, Inc.
2/5/2024		(642.20)	Delta Airlines	Ebix, Inc.
2/5/2024		(716.20)	Delta Airlines	Ebix, Inc.
2/5/2024		(759.20)	Colden Corporation	Ebix, Inc.
2/5/2024	14347	(993.31)	JOSHUA KLEIN	Ebix, Inc.
2/5/2024	14381	(1,000.00)	Daniel Scott Sarasin	Ebix, Inc.
2/5/2024	14290	(1,200.00)	Norman SCOTT LITOFSKY	Ebix, Inc.
2/5/2024	14340	(1,622.92)	President and Fellows of Harvard College	Ebix, Inc.
2/5/2024		(2,508.83)	Microsoft	Ebix, Inc.
2/5/2024	14363	(7,500.00)	MIB, INC	Ebix, Inc.
2/6/2024	14365	(2.50)	ELIZABETH MONTGOMERY, MD	Ebix, Inc.
2/6/2024		(12.12)	Lyft	Ebix, Inc.
2/6/2024		(12.89)	Lyft	Ebix, Inc.
2/6/2024		(13.28)	Lyft	Ebix, Inc.
2/6/2024		(17.73)	Lyft	Ebix, Inc.
2/6/2024		(19.16)	Lyft	Ebix, Inc.
2/6/2024		(19.98)	Amazon	Ebix, Inc.
2/6/2024		(21.75)	Lyft	Ebix, Inc.
2/6/2024		(60.32)	Amazon	Ebix, Inc.
2/6/2024		(90.00)	Rustici Software	Ebix, Inc.
2/6/2024	14338	(100.00)	RICHARD GOLDFARB MD	Ebix, Inc.
2/6/2024	14285	(200.00)	RICHARD GOLDFARB MD	Ebix, Inc.
2/6/2024	14341	(250.00)	Mikael Horissian	Ebix, Inc.
2/6/2024		(500.00)	Google Inc	Ebix, Inc.
2/6/2024	14318	(500.00)	Christopher George Bazewicz	Ebix, Inc.
2/6/2024	14359	(500.00)	Jennifer Meadors	Ebix, Inc.
2/6/2024	14374	(1,000.00)	Michael Anthony Pogrel	Ebix, Inc.
2/6/2024		(1,265.00)	EBIX INC	Ebix, Inc.
2/6/2024	14261	(1,500.00)	KARL J. KREDER, MD	Ebix, Inc.

Case 23-80004-swe11  Doc 457  Filed 03/21/24  Entered 03/21/24 18:22:57 Desc

Main Document  Page 23 of 32

Date	Check Number	Amount	Vendor	Entity
2/6/2024		(3,175.02)	UXPin	Ebix, Inc.
2/6/2024	14331	(31,611.44)	ELSEVIER INC	Ebix, Inc.
2/7/2024		(10.89)	Lyft	Ebix, Inc.
2/7/2024		(11.04)	Lyft	Ebix, Inc.
2/7/2024		(12.73)	Lyft	Ebix, Inc.
2/7/2024		(12.87)	Lyft	Ebix, Inc.
2/7/2024		(18.99)	Lyft	Ebix, Inc.
2/7/2024		(19.98)	Amazon	Ebix, Inc.
2/7/2024		(19.99)	Amazon	Ebix, Inc.
2/7/2024		(20.99)	Lyft	Ebix, Inc.
2/7/2024		(21.18)	Amazon	Ebix, Inc.
2/7/2024	14373	(22.50)	Andre P Pinto	Ebix, Inc.
2/7/2024		(27.62)	Lyft	Ebix, Inc.
2/7/2024		(42.29)	Amazon	Ebix, Inc.
2/7/2024		(45.24)	Amazon	Ebix, Inc.
2/7/2024		(47.20)	Maverick’s Cantina	Ebix, Inc.
2/7/2024		(49.88)	Amazon	Ebix, Inc.
2/7/2024		(49.88)	Amazon	Ebix, Inc.
2/7/2024		(53.58)	Amazon	Ebix, Inc.
2/7/2024		(53.59)	Amazon	Ebix, Inc.
2/7/2024		(53.59)	Amazon	Ebix, Inc.
2/7/2024		(53.59)	Amazon	Ebix, Inc.
2/7/2024		(53.59)	Amazon	Ebix, Inc.
2/7/2024		(53.86)	Amazon	Ebix, Inc.
2/7/2024		(56.80)	Amazon	Ebix, Inc.
2/7/2024		(64.49)	Amazon	Ebix, Inc.
2/7/2024		(84.48)	Amazon	Ebix, Inc.
2/7/2024		(107.89)	BANKCARD	Ebix, Inc.
2/7/2024		(113.40)	Amazon	Ebix, Inc.
2/7/2024		(115.33)	Amazon	Ebix, Inc.
2/7/2024	14283	(150.00)	Craig M Garver	Ebix, Inc.
2/7/2024	14336	(150.00)	Craig M Garver	Ebix, Inc.
2/7/2024	14356	(225.00)	John Mardant	Ebix, Inc.
2/7/2024	14326	(300.00)	GANA 22 Anesthesia Services	Ebix, Inc.
2/7/2024	14386	(440.87)	TASC	Ebix, Inc.
2/7/2024		(500.00)	Google Inc	Ebix, Inc.
2/7/2024	14317	(500.00)	Sana Bautista	Ebix, Inc.
2/7/2024	14371	(800.00)	SAM G PAPPAS	Ebix, Inc.
2/7/2024	14329	(1,000.00)	Thomas Dodson	Ebix, Inc.
2/7/2024	14350	(1,000.00)	Deepak G Krishnan	Ebix, Inc.
2/7/2024		(2,068.82)	Vonage	Ebix, Inc.
2/7/2024		(6,884.90)	Miller Advertising Agency	Ebix, Inc.
2/7/2024		(111,778.61)	EBIX, INC.	Ebix, Inc.
2/7/2024		(122,423.01)	EBIX EMPMED+DNTL	Ebix, Inc.
2/8/2024		65.24	Amazon	Ebix, Inc.
2/8/2024		(10.89)	Lyft	Ebix, Inc.
2/8/2024		(10.89)	Lyft	Ebix, Inc.
2/8/2024		(11.01)	Lyft	Ebix, Inc.
2/8/2024		(17.54)	Lyft	Ebix, Inc.
2/8/2024		(21.41)	Lyft	Ebix, Inc.
2/8/2024		(65.22)	Amazon	Ebix, Inc.
2/8/2024	14387	(101.25)	Regents of the University of California	Ebix, Inc.
2/8/2024	14352	(400.00)	Steven Lesk	Ebix, Inc.
2/8/2024		(500.00)	Google Inc	Ebix, Inc.
2/8/2024		(500.00)	Google Inc	Ebix, Inc.
2/8/2024	14334	(500.00)	Jonathan Allen Feldman	Ebix, Inc.
2/8/2024	14369	(500.00)	Joe Niamtu III	Ebix, Inc.
2/8/2024	14390	(500.00)	Henry Ward	Ebix, Inc.
2/8/2024	14377	(600.00)	DAVID Charles RETTEW	Ebix, Inc.
2/8/2024	14351	(1,000.00)	George M Kushner	Ebix, Inc.
2/8/2024	14259	(7,133.02)	InfluxData Inc	Ebix, Inc.
2/9/2024		(10.89)	Lyft	Ebix, Inc.
2/9/2024		(10.89)	Lyft	Ebix, Inc.
2/9/2024		(10.89)	Lyft	Ebix, Inc.
2/9/2024		(48.63)	Iterable Inc	Ebix, Inc.
2/9/2024	14287	(100.00)	Thomas E Knight	Ebix, Inc.
2/9/2024	14348	(100.00)	Thomas E Knight	Ebix, Inc.
2/9/2024		(125.00)	Suchita Shah Sata	Ebix, Inc.
2/9/2024		(127.90)	Cintas Corporation	Ebix, Inc.
2/9/2024		(150.00)	Jason Levy MD	Ebix, Inc.
2/9/2024		(150.00)	Wellness Bunny LLC	Ebix, Inc.
2/9/2024		(163.21)	Firehouse Subs	Ebix, Inc.
2/9/2024		(221.43)	Ajr Partners LLC	Ebix, Inc.
2/9/2024		(325.00)	Michelle Vaughn	Ebix, Inc.
2/9/2024	14308	(465.60)	American Assoc Of Neuro Surg	Ebix, Inc.
2/9/2024		(500.00)	Google Inc	Ebix, Inc.
2/9/2024		(500.00)	William Charles Scarfe	Ebix, Inc.
2/9/2024		(500.00)	Gabriel M. Hayek	Ebix, Inc.
2/9/2024		(500.00)	Karel deLeeuw MD	Ebix, Inc.
2/9/2024		(500.00)	Gabrielle Berger	Ebix, Inc.

Case 23-80004-swe11  Doc 457  Filed 03/21/24  Entered 03/21/24 18:22:57 Desc

Main Document  Page 24 of 32

Date	Check Number	Amount	Vendor	Entity
2/9/2024		(550.00)	GOKARE LAW FIRM	Ebix, Inc.
2/9/2024	14330	(600.00)	Cinthia Elkins	Ebix, Inc.
2/9/2024		(700.00)	US DEPT OF HOMELAND SECURITY	Ebix, Inc.
2/9/2024		(755.00)	Maxair Mechanical, LLC	Ebix, Inc.
2/9/2024		(768.00)	Kelley Allison Turner	Ebix, Inc.
2/9/2024		(792.00)	Alan B. Grosbach	Ebix, Inc.
2/9/2024		(864.00)	Kelley Allison Turner	Ebix, Inc.
2/9/2024		(1,000.00)	Luis Vega	Ebix, Inc.
2/9/2024		(1,000.00)	Kramer Dental Anesthes	Ebix, Inc.
2/9/2024		(1,000.00)	Andrew J Higdon	Ebix, Inc.
2/9/2024		(1,000.00)	Brandon Fainstad	Ebix, Inc.
2/9/2024		(1,000.00)	Lauren Nicole Chatham	Ebix, Inc.
2/9/2024		(1,000.00)	Eric R. Carlson	Ebix, Inc.
2/9/2024		(1,000.00)	Thomas Brenn	Ebix, Inc.
2/9/2024		(1,000.00)	Melissa Amundson	Ebix, Inc.
2/9/2024		(1,125.00)	Stuart Lieblich DMD	Ebix, Inc.
2/9/2024		(1,125.00)	Ana Echenique	Ebix, Inc.
2/9/2024		(1,125.00)	JEFFREY BENNETT, DMD	Ebix, Inc.
2/9/2024		(1,300.00)	KUMAR G. BELANI	Ebix, Inc.
2/9/2024		(1,325.00)	Joseph Bavitz	Ebix, Inc.
2/9/2024		(1,500.00)	Daniel McNally	Ebix, Inc.
2/9/2024		(1,500.00)	Jasjit Dillon	Ebix, Inc.
2/9/2024		(1,500.00)	Gary Bouloux	Ebix, Inc.
2/9/2024		(1,600.00)	Renee Cocchi	Ebix, Inc.
2/9/2024		(1,650.00)	James Warne Schmidley	Ebix, Inc.
2/9/2024		(2,465.00)	David S Briss	Ebix, Inc.
2/9/2024		(2,498.06)	UC REGENTS- SAN FRAN	Ebix, Inc.
2/9/2024		(2,500.00)	US DEPT OF HOMELAND SECURITY	Ebix, Inc.
2/9/2024		(2,500.00)	Dan Celia	Ebix, Inc.
2/9/2024		(3,548.42)	NRCME	Ebix, Inc.
2/9/2024		(4,458.09)	SUSAN PIOLI	Ebix, Inc.
2/9/2024		(4,643.56)	NYU DEPT OF RADIOLOG	Ebix, Inc.
2/9/2024		(6,000.00)	Cathy Wesler	Ebix, Inc.
2/9/2024		(6,400.00)	DATASYSTEM SOLUTIONS	Ebix, Inc.
2/9/2024		(6,429.30)	CATHERINE CREASMAN	Ebix, Inc.
2/9/2024		(7,000.00)	Donald L Deye	Ebix, Inc.
2/9/2024		(7,500.00)	Streichenberg Attorneys at Law	Ebix, Inc.
2/9/2024		(7,652.35)	LinkConnector Corporat	Ebix, Inc.
2/9/2024		(8,585.87)	Ariba Inc	Ebix, Inc.
2/9/2024		(10,687.50)	Philomena Dicicco	Ebix, Inc.
2/9/2024		(11,275.00)	Craftsman Printing Inc	Ebix, Inc.
2/9/2024		(16,171.42)	Sawnee Electric	Ebix, Inc.
2/9/2024		(16,894.21)	SUSAN PIOLI	Ebix, Inc.
2/9/2024		(20,948.30)	Rocket Software Inc	Ebix, Inc.
2/9/2024		(22,480.00)	EMILY MEALER	Ebix, Inc.
2/9/2024		(137,754.55)	ACI Gift Cards, LLC.	Ebix, Inc.
2/9/2024		(362,506.01)	FIRST INSURANCE	Ebix, Inc.
2/12/2024		(10.89)	Lyft	Ebix, Inc.
2/12/2024		(10.89)	Lyft	Ebix, Inc.
2/12/2024		(10.89)	Lyft	Ebix, Inc.
2/12/2024		(10.92)	Lyft	Ebix, Inc.
2/12/2024		(11.11)	Lyft	Ebix, Inc.
2/12/2024		(11.74)	Lyft	Ebix, Inc.
2/12/2024		(11.99)	Lyft	Ebix, Inc.
2/12/2024	14321	(12.50)	Justin Bishop	Ebix, Inc.
2/12/2024		(12.78)	Lyft	Ebix, Inc.
2/12/2024		(12.91)	Lyft	Ebix, Inc.
2/12/2024		(18.21)	Lyft	Ebix, Inc.
2/12/2024		(18.55)	Lyft	Ebix, Inc.
2/12/2024		(18.72)	Lyft	Ebix, Inc.
2/12/2024		(19.66)	Lyft	Ebix, Inc.
2/12/2024		(20.00)	Southwest Airlines	Ebix, Inc.
2/12/2024		(20.00)	Southwest Airlines	Ebix, Inc.
2/12/2024		(20.00)	Southwest Airlines	Ebix, Inc.
2/12/2024		(20.00)	Southwest Airlines	Ebix, Inc.
2/12/2024		(20.63)	Lyft	Ebix, Inc.
2/12/2024		(20.69)	Lyft	Ebix, Inc.
2/12/2024		(20.69)	Lyft	Ebix, Inc.
2/12/2024		(21.71)	Lyft	Ebix, Inc.
2/12/2024		(23.76)	Lyft	Ebix, Inc.
2/12/2024		(25.52)	Lyft	Ebix, Inc.
2/12/2024		(27.38)	Lyft	Ebix, Inc.
2/12/2024		(28.92)	Lyft	Ebix, Inc.
2/12/2024		(33.60)	Amazon	Ebix, Inc.
2/12/2024		(51.32)	Amazon	Ebix, Inc.
2/12/2024		(53.59)	Amazon	Ebix, Inc.
2/12/2024		(65.22)	Amazon	Ebix, Inc.
2/12/2024		(65.23)	Amazon	Ebix, Inc.
2/12/2024		(117.52)	Hotels.com	Ebix, Inc.
2/12/2024		(141.93)	Amazon	Ebix, Inc.

Case 23-80004-swe11  Doc 457  Filed 03/21/24  Entered 03/21/24 18:22:57 Desc

Main Document  Page 25 of 32

Date	Check Number	Amount	Vendor	Entity
2/12/2024		(150.00)	Twilio	Ebix, Inc.
2/12/2024		(157.08)	Hotels.com	Ebix, Inc.
2/12/2024		(215.96)	Southwest Airlines	Ebix, Inc.
2/12/2024		(215.96)	Southwest Airlines	Ebix, Inc.
2/12/2024		(248.33)	Microsoft	Ebix, Inc.
2/12/2024	14392	(300.00)	MARC WINKELMAN	Ebix, Inc.
2/12/2024		(312.00)	MURF.AI	Ebix, Inc.
2/12/2024		(385.97)	FEDERAL EXPRESS	Ebix, Inc.
2/12/2024		(481.02)	WASTE MANAGEMENT	Ebix, Inc.
2/12/2024		(500.00)	Google Inc	Ebix, Inc.
2/12/2024		(500.00)	Google Inc	Ebix, Inc.
2/12/2024		(500.00)	Google Inc	Ebix, Inc.
2/12/2024	14314	(500.00)	Shahid Rahim Aziz	Ebix, Inc.
2/12/2024		(500.07)	Indeed	Ebix, Inc.
2/12/2024		(618.20)	United Airlines	Ebix, Inc.
2/12/2024		(666.15)	United Airlines	Ebix, Inc.
2/12/2024	14379	(731.24)	EDGAR L ROSS	Ebix, Inc.
2/12/2024		(737.20)	American Airlines	Ebix, Inc.
2/12/2024		(781.77)	Hotels.com	Ebix, Inc.
2/12/2024	14349	(1,000.00)	Antonia Kolokythas	Ebix, Inc.
2/12/2024		(1,045.20)	Hotels.com	Ebix, Inc.
2/12/2024		(1,435.50)	Hotels.com	Ebix, Inc.
2/12/2024		(1,500.00)	Melinda Deye	Ebix, Inc.
2/12/2024		(2,273.07)	EBIX EMPMED+DNTL	Ebix, Inc.
2/12/2024		(2,508.04)	Microsoft	Ebix, Inc.
2/12/2024		(4,984.00)	Cara Rosenbloom	Ebix, Inc.
2/12/2024		(5,009.00)	Elizabeth Smoots MD	Ebix, Inc.
2/12/2024		(7,217.42)	Sherry Baker	Ebix, Inc.
2/12/2024		(7,277.42)	Sidram Technologies LL	Ebix, Inc.
2/12/2024		(10,181.46)	Imageworks	Ebix, Inc.
2/12/2024		(20,036.85)	EBIX EMPMED+DNTL	Ebix, Inc.
2/12/2024		(28,700.00)	Keyword Artist	Ebix, Inc.
2/12/2024	14366	(54,913.93)	MOODY’S ANALYTICS	Ebix, Inc.
2/12/2024		(103,987.80)	Ascension Growth	Ebix, Inc.
2/12/2024		(6,276,000.00)	Omni Agent Solutions	Ebix, Inc.
2/13/2024		(10.89)	Lyft	Ebix, Inc.
2/13/2024		(14.88)	Lyft	Ebix, Inc.
2/13/2024		(16.49)	Lyft	Ebix, Inc.
2/13/2024		(18.17)	Lyft	Ebix, Inc.
2/13/2024		(27.99)	GoDaddy.com	Ebix, Inc.
2/13/2024		(30.00)	United States Citizenship and Immigration Services	Ebix, Inc.
2/13/2024		(30.00)	United States Citizenship and Immigration Services	Ebix, Inc.
2/13/2024		(30.71)	Lyft	Ebix, Inc.
2/13/2024		(44.57)	DNS Made Easy	Ebix, Inc.
2/13/2024		(118.29)	Hotels.com	Ebix, Inc.
2/13/2024	14293	(125.00)	Oral and Maxillofacial Surgery Affiliates LTD	Ebix, Inc.
2/13/2024	14382	(150.00)	JOHN SCHWANKHAUS, MD	Ebix, Inc.
2/13/2024		(174.02)	Hotels.com	Ebix, Inc.
2/13/2024		(210.78)	DNS Made Easy	Ebix, Inc.
2/13/2024		(235.04)	Hotels.com	Ebix, Inc.
2/13/2024		(375.00)	Klaviyo Inc	Ebix, Inc.
2/13/2024		(500.00)	Google Inc	Ebix, Inc.
2/13/2024		(629.73)	Paycom Payroll	Ebix, Inc.
2/13/2024		(708.70)	DNS Made Easy	Ebix, Inc.
2/13/2024	14354	(800.00)	Sarah Ruth Lombardo	Ebix, Inc.
2/13/2024		(1,606.00)	INTEGRATED HEALTH 21	Ebix, Inc.
2/13/2024		(2,000.00)	AFP Chicago	Ebix, Inc.
2/13/2024		(3,329.74)	EBIX INC	Ebix, Inc.
2/13/2024	14254	(5,227.40)	BioDigital	Ebix, Inc.
2/14/2024		781.77	Hotels.com	Ebix, Inc.
2/14/2024		(1.71)	Rewind Software Inc	Ebix, Inc.
2/14/2024		(10.89)	Lyft	Ebix, Inc.
2/14/2024		(12.86)	Lyft	Ebix, Inc.
2/14/2024		(12.89)	Lyft	Ebix, Inc.
2/14/2024		(19.99)	Amazon	Ebix, Inc.
2/14/2024		(22.95)	Lyft	Ebix, Inc.
2/14/2024		(29.99)	Lyft	Ebix, Inc.
2/14/2024		(30.00)	United States Citizenship and Immigration Services	Ebix, Inc.
2/14/2024		(35.62)	Amazon	Ebix, Inc.
2/14/2024		(39.70)	Lyft	Ebix, Inc.
2/14/2024		(53.59)	Amazon	Ebix, Inc.
2/14/2024		(53.59)	Amazon	Ebix, Inc.
2/14/2024		(54.31)	Amazon	Ebix, Inc.
2/14/2024		(54.32)	Amazon	Ebix, Inc.
2/14/2024		(59.00)	Rewind Software Inc	Ebix, Inc.
2/14/2024		(59.89)	Amazon	Ebix, Inc.
2/14/2024		(59.89)	Amazon	Ebix, Inc.
2/14/2024		(59.89)	Amazon	Ebix, Inc.
2/14/2024		(64.97)	Lyft	Ebix, Inc.
2/14/2024		(65.79)	Amazon	Ebix, Inc.

Case 23-80004-swe11  Doc 457  Filed 03/21/24  Entered 03/21/24 18:22:57 Desc

Main Document  Page 26 of 32

Date	Check Number	Amount	Vendor	Entity
2/14/2024		(69.19)	Amazon	Ebix, Inc.
2/14/2024		(72.00)	Amazon	Ebix, Inc.
2/14/2024		(75.48)	Amazon	Ebix, Inc.
2/14/2024		(100.00)	Chad Burke	Ebix, Inc.
2/14/2024		(108.05)	Lyft	Ebix, Inc.
2/14/2024		(151.70)	Twilio	Ebix, Inc.
2/14/2024		(158.59)	Amazon	Ebix, Inc.
2/14/2024		(314.32)	Amazon	Ebix, Inc.
2/14/2024		(443.20)	United Airlines	Ebix, Inc.
2/14/2024		(500.00)	Google Inc	Ebix, Inc.
2/14/2024	14323	(500.00)	Brandi A Bottiger	Ebix, Inc.
2/14/2024	14315	(750.00)	Mohammad Banki	Ebix, Inc.
2/14/2024		(775.19)	American Airlines	Ebix, Inc.
2/14/2024		(1,027.19)	United Airlines	Ebix, Inc.
2/14/2024	14383	(1,500.00)	Srinivas Murthy Susarla	Ebix, Inc.
2/14/2024		(5,209.33)	OPTUM BANK	Ebix, Inc.
2/14/2024	14089	(8,000.00)	NYU Grossman School of Medicine	Ebix, Inc.
2/14/2024	14312	(24,211.74)	AM. COLLEGE OF PHYSICIANS	Ebix, Inc.
2/15/2024		2,100,842.00	Omni Agent Solutions	Ebix, Inc.
2/15/2024		(10.89)	Lyft	Ebix, Inc.
2/15/2024		(11.80)	Lyft	Ebix, Inc.
2/15/2024		(13.08)	Lyft	Ebix, Inc.
2/15/2024		(15.99)	Lyft	Ebix, Inc.
2/15/2024		(16.94)	Lyft	Ebix, Inc.
2/15/2024		(18.99)	Lyft	Ebix, Inc.
2/15/2024		(19.72)	Lyft	Ebix, Inc.
2/15/2024		(36.96)	Lyft	Ebix, Inc.
2/15/2024		(44.34)	GoDaddy.com	Ebix, Inc.
2/15/2024		(46.73)	Atlanta Office Technol	Ebix, Inc.
2/15/2024		(57.89)	Amazon	Ebix, Inc.
2/15/2024		(120.00)	Elika Hoss	Ebix, Inc.
2/15/2024		(125.00)	Michael T Vest	Ebix, Inc.
2/15/2024	14274	(125.00)	MATTHEW R BYARLAY	Ebix, Inc.
2/15/2024		(140.00)	Michelle Vaughn	Ebix, Inc.
2/15/2024		(180.00)	Josef Shargorodsky	Ebix, Inc.
2/15/2024		(180.61)	Park Place Technology	Ebix, Inc.
2/15/2024		(200.00)	Andrew Sedivy	Ebix, Inc.
2/15/2024		(200.00)	Dr Priya Ramachandran Menon	Ebix, Inc.
2/15/2024		(247.80)	Amazon	Ebix, Inc.
2/15/2024		(250.00)	Nirav Patel	Ebix, Inc.
2/15/2024		(250.00)	Thomas Metkus	Ebix, Inc.
2/15/2024		(250.00)	Christine m Lucarelli	Ebix, Inc.
2/15/2024		(300.00)	Dr Jennifer Bjazevic	Ebix, Inc.
2/15/2024		(384.00)	Kelley Allison Turner	Ebix, Inc.
2/15/2024		(400.00)	DAVID E. GREENBERG	Ebix, Inc.
2/15/2024		(413.00)	Myla Lorenzo-Wilson	Ebix, Inc.
2/15/2024	14333	(419.40)	EZOT, INC	Ebix, Inc.
2/15/2024		(450.00)	Athena Eye Care	Ebix, Inc.
2/15/2024		(500.00)	George John Linsenmey	Ebix, Inc.
2/15/2024		(500.00)	Zorba Paster	Ebix, Inc.
2/15/2024		(500.00)	Google Inc	Ebix, Inc.
2/15/2024		(500.00)	Google Inc	Ebix, Inc.
2/15/2024		(584.45)	Kimberly Angeles Wake	Ebix, Inc.
2/15/2024		(608.00)	CATHERINE CREASMAN	Ebix, Inc.
2/15/2024		(642.55)	Athens Paper Co	Ebix, Inc.
2/15/2024		(680.00)	Amy I Hall	Ebix, Inc.
2/15/2024		(750.00)	Reputation Capital Med	Ebix, Inc.
2/15/2024		(880.00)	Frank N Salamone	Ebix, Inc.
2/15/2024		(1,000.00)	Jessica Davis	Ebix, Inc.
2/15/2024		(1,000.00)	William Steinberg	Ebix, Inc.
2/15/2024		(1,000.00)	Travis Burke	Ebix, Inc.
2/15/2024		(1,160.00)	Michael Chen	Ebix, Inc.
2/15/2024		(1,196.00)	FLEX DIGITAL	Ebix, Inc.
2/15/2024		(1,225.00)	Neil Kaneshiro	Ebix, Inc.
2/15/2024		(1,240.00)	GABRIEL BROOKS-LOPEZ	Ebix, Inc.
2/15/2024		(1,600.00)	Renee Cocchi	Ebix, Inc.
2/15/2024		(1,600.00)	Travis Burke	Ebix, Inc.
2/15/2024		(1,800.00)	James McFarlane	Ebix, Inc.
2/15/2024		(2,000.00)	Amit Kumar Chouksey	Ebix, Inc.
2/15/2024		(2,180.00)	Christopher Britt	Ebix, Inc.
2/15/2024		(2,265.12)	DMI Dell Cor	Ebix, Inc.
2/15/2024		(2,303.42)	Elizabeth LaPuma	Ebix, Inc.
2/15/2024		(2,465.00)	Frank D Brodkey	Ebix, Inc.
2/15/2024		(2,772.00)	JONATHAN J. BEITLER, M	Ebix, Inc.
2/15/2024		(2,884.62)	Elizabeth Temple	Ebix, Inc.
2/15/2024	14401	(2,931.22)	UPS	Ebix, Inc.
2/15/2024		(3,000.00)	Gagan Garg	Ebix, Inc.
2/15/2024		(3,563.65)	LinkConnector Corporat	Ebix, Inc.
2/15/2024		(4,499.30)	ERIC ENDLICH, PHD	Ebix, Inc.
2/15/2024		(4,867.50)	Philip Patel - ACH	Ebix, Inc.

Case 23-80004-swe11  Doc 457  Filed 03/21/24  Entered 03/21/24 18:22:57  Desc

Main Document  Page 27 of 32

Date	Check Number	Amount	Vendor	Entity
2/15/2024		(5,000.00)	UC REGENTS- SAN FRAN	Ebix, Inc.
2/15/2024		(5,000.00)	EMPLOYEETECH	Ebix, Inc.
2/15/2024		(5,670.66)	ExtendedStay	Ebix, Inc.
2/15/2024		(6,000.00)	Cathy Wesler	Ebix, Inc.
2/15/2024		(7,000.00)	Donald L Deye	Ebix, Inc.
2/15/2024		(7,725.00)	Wellness Bunny LLC	Ebix, Inc.
2/15/2024		(9,240.00)	Dan Celia	Ebix, Inc.
2/15/2024		(9,590.00)	Prentiss Taylor	Ebix, Inc.
2/15/2024		(9,839.26)	Foreign Language Serv	Ebix, Inc.
2/15/2024		(12,949.23)	Craftsman Printing Inc	Ebix, Inc.
2/15/2024		(14,739.33)	Solex Fusion	Ebix, Inc.
2/15/2024		(18,207.99)	FCI Cyber	Ebix, Inc.
2/15/2024		(18,468.82)	Cyxtera Communications	Ebix, Inc.
2/15/2024		(25,000.00)	Ascension Growth	Ebix, Inc.
2/15/2024		(30,000.00)	Jill M Krueger	Ebix, Inc.
2/15/2024		(37,909.39)	365 Operating Co LLC	Ebix, Inc.
2/15/2024		(40,000.00)	Bank of New York Mellon	Ebix, Inc.
2/15/2024		(42,272.48)	Amazon Web Services	Ebix, Inc.
2/15/2024		(1,158,750.95)	Paycom Payroll	Ebix, Inc.
2/16/2024	14400	(1.93)	UPS SUPPLY CHAIN SOLUTIONS	Ebix, Inc.
2/16/2024		(6.00)	Lyft	Ebix, Inc.
2/16/2024		(11.77)	Lyft	Ebix, Inc.
2/16/2024		(11.77)	Lyft	Ebix, Inc.
2/16/2024		(11.87)	Lyft	Ebix, Inc.
2/16/2024		(21.62)	Lyft	Ebix, Inc.
2/16/2024		(21.84)	Lyft	Ebix, Inc.
2/16/2024		(53.59)	Amazon	Ebix, Inc.
2/16/2024		(56.85)	Amazon	Ebix, Inc.
2/16/2024		(83.18)	Amazon	Ebix, Inc.
2/16/2024		(127.90)	Cintas Corporation	Ebix, Inc.
2/16/2024	14295	(600.00)	Stuart Jay Padove	Ebix, Inc.
2/16/2024		(880.00)	Zhen Gooi	Ebix, Inc.
2/16/2024	14395	(1,350.00)	KIMBERLY M. SCHRANK	Ebix, Inc.
2/16/2024		(2,480.00)	EMILY MEALER	Ebix, Inc.
2/16/2024		(7,217.42)	Sherry Baker	Ebix, Inc.
2/16/2024		(7,354.54)	Citizen’s Bank	Ebix, Inc.
2/16/2024		(890,157.09)	Mayer Brown LLP	Ebix, Inc.
2/20/2024	14436	(1.97)	UPS	Ebix, Inc.
2/20/2024		(11.77)	Lyft	Ebix, Inc.
2/20/2024		(11.77)	Lyft	Ebix, Inc.
2/20/2024		(11.77)	Lyft	Ebix, Inc.
2/20/2024		(11.77)	Lyft	Ebix, Inc.
2/20/2024		(11.77)	Lyft	Ebix, Inc.
2/20/2024		(11.77)	Lyft	Ebix, Inc.
2/20/2024		(11.79)	Lyft	Ebix, Inc.
2/20/2024		(11.80)	Lyft	Ebix, Inc.
2/20/2024		(11.99)	Lyft	Ebix, Inc.
2/20/2024		(12.84)	Lyft	Ebix, Inc.
2/20/2024		(13.77)	Lyft	Ebix, Inc.
2/20/2024		(13.77)	Lyft	Ebix, Inc.
2/20/2024		(14.70)	Lyft	Ebix, Inc.
2/20/2024		(14.75)	Lyft	Ebix, Inc.
2/20/2024		(14.77)	Lyft	Ebix, Inc.
2/20/2024		(15.07)	Lyft	Ebix, Inc.
2/20/2024		(16.16)	Lyft	Ebix, Inc.
2/20/2024		(16.34)	Lyft	Ebix, Inc.
2/20/2024		(16.73)	Lyft	Ebix, Inc.
2/20/2024		(16.97)	Lyft	Ebix, Inc.
2/20/2024		(18.01)	Amazon	Ebix, Inc.
2/20/2024		(19.23)	Lyft	Ebix, Inc.
2/20/2024		(19.98)	Amazon	Ebix, Inc.
2/20/2024		(19.99)	Amazon	Ebix, Inc.
2/20/2024		(19.99)	Amazon	Ebix, Inc.
2/20/2024		(19.99)	Amazon	Ebix, Inc.
2/20/2024		(19.99)	Lyft	Ebix, Inc.
2/20/2024		(20.68)	Lyft	Ebix, Inc.
2/20/2024		(22.36)	Lyft	Ebix, Inc.
2/20/2024		(23.53)	Lyft	Ebix, Inc.
2/20/2024		(23.80)	Lyft	Ebix, Inc.
2/20/2024		(24.32)	Lyft	Ebix, Inc.
2/20/2024		(26.89)	Lyft	Ebix, Inc.
2/20/2024		(29.60)	Lyft	Ebix, Inc.
2/20/2024		(34.10)	Lyft	Ebix, Inc.
2/20/2024		(35.62)	Amazon	Ebix, Inc.
2/20/2024		(54.32)	Amazon	Ebix, Inc.
2/20/2024		(54.32)	Amazon	Ebix, Inc.
2/20/2024		(62.98)	Staples	Ebix, Inc.
2/20/2024		(64.49)	Amazon	Ebix, Inc.
2/20/2024		(71.68)	Amazon	Ebix, Inc.
2/20/2024		(87.19)	Amazon	Ebix, Inc.

Case 23-80004-swe11  Doc 457  Filed 03/21/24  Entered 03/21/24 18:22:57  Desc

Main Document  Page 28 of 32

Date	Check Number	Amount	Vendor	Entity
2/20/2024		(102.73)	Amazon	Ebix, Inc.
2/20/2024	14301	(125.00)	JOSEPH ROBERT SWEIGART	Ebix, Inc.
2/20/2024	14385	(125.00)	JOSEPH ROBERT SWEIGART	Ebix, Inc.
2/20/2024		(125.45)	FEDERAL EXPRESS	Ebix, Inc.
2/20/2024		(127.07)	Sam’s Club	Ebix, Inc.
2/20/2024		(127.90)	Cintas Corporation	Ebix, Inc.
2/20/2024		(185.33)	Hotels.com	Ebix, Inc.
2/20/2024		(190.97)	Hotels.com	Ebix, Inc.
2/20/2024		(191.31)	Hotels.com	Ebix, Inc.
2/20/2024		(191.61)	Google Inc	Ebix, Inc.
2/20/2024	14355	(250.00)	James B. Macdonald	Ebix, Inc.
2/20/2024	14413	(413.40)	John S Connor	Ebix, Inc.
2/20/2024		(500.00)	Google Inc	Ebix, Inc.
2/20/2024		(500.00)	Google Inc	Ebix, Inc.
2/20/2024		(500.00)	Google Inc	Ebix, Inc.
2/20/2024	14309	(500.00)	Abubaker Omar Abubaker	Ebix, Inc.
2/20/2024		(511.20)	Delta Airlines	Ebix, Inc.
2/20/2024	14394	(637.24)	FULTON COUNTY FINANCE DEPT	Ebix, Inc.
2/20/2024		(787.72)	Staples	Ebix, Inc.
2/20/2024		(1,099.00)	IL DEPT OF REVEN	Ebix, Inc.
2/20/2024	14396	(1,200.00)	Norman SCOTT LITOFSKY	Ebix, Inc.
2/20/2024		(1,416.61)	GoDaddy.com	Ebix, Inc.
2/20/2024		(1,500.00)	Zorba Paster	Ebix, Inc.
2/20/2024		(1,610.00)	David Dugdale	Ebix, Inc.
2/20/2024		(2,503.94)	Microsoft	Ebix, Inc.
2/20/2024		(2,643.15)	EBIX INC	Ebix, Inc.
2/20/2024		(7,200.00)	James McFarlane	Ebix, Inc.
2/20/2024	14393	(8,245.32)	FULTON COUNTY FINANCE DEPT	Ebix, Inc.
2/20/2024		(17,384.76)	STATE COMPTRLR	Ebix, Inc.
2/20/2024		(33,205.73)	Anu Agrawal Marketing	Ebix, Inc.
2/20/2024		(292,683.33)	EBIX EMPMED+DNTL	Ebix, Inc.
2/21/2024		(5.00)	TD Bank	Ebix, Inc.
2/21/2024		(10.94)	Lyft	Ebix, Inc.
2/21/2024		(11.81)	Lyft	Ebix, Inc.
2/21/2024		(13.77)	Lyft	Ebix, Inc.
2/21/2024		(16.85)	Lyft	Ebix, Inc.
2/21/2024		(17.91)	Lyft	Ebix, Inc.
2/21/2024		(21.84)	Lyft	Ebix, Inc.
2/21/2024		(22.90)	Lyft	Ebix, Inc.
2/21/2024		(40.90)	Amazon	Ebix, Inc.
2/21/2024		(47.56)	AL ONESPOT TAX	Ebix, Inc.
2/21/2024		(60.89)	Amazon	Ebix, Inc.
2/21/2024		(60.89)	Amazon	Ebix, Inc.
2/21/2024		(64.49)	Amazon	Ebix, Inc.
2/21/2024		(64.95)	Amazon	Ebix, Inc.
2/21/2024		(76.73)	Amazon	Ebix, Inc.
2/21/2024		(110.55)	ME BUREAU OF TAX	Ebix, Inc.
2/21/2024		(137.38)	Ajr Partners LLC	Ebix, Inc.
2/21/2024		(143.61)	DOR ITS PAYMENTS	Ebix, Inc.
2/21/2024		(144.22)	Amazon	Ebix, Inc.
2/21/2024		(164.86)	Ajr Partners LLC	Ebix, Inc.
2/21/2024		(236.19)	AL-DEPT OF REV	Ebix, Inc.
2/21/2024	14431	(282.28)	Pitney Bowes Bank Inc Purchase Power	Ebix, Inc.
2/21/2024		(336.54)	Paycom Payroll	Ebix, Inc.
2/21/2024	14427	(343.75)	Northeastern Center	Ebix, Inc.
2/21/2024		(500.00)	Google Inc	Ebix, Inc.
2/21/2024		(500.00)	Google Inc	Ebix, Inc.
2/21/2024		(500.00)	Google Inc	Ebix, Inc.
2/21/2024	14420	(500.00)	Peter E Larsen	Ebix, Inc.
2/21/2024	14429	(500.00)	Marianna Theresa Papademetriou	Ebix, Inc.
2/21/2024		(621.20)	Delta Airlines	Ebix, Inc.
2/21/2024		(665.51)	WI DEPT REVENUE	Ebix, Inc.
2/21/2024		(760.01)	Zoom.com	Ebix, Inc.
2/21/2024	14411	(800.00)	KATHLEEN CHRISTIANS	Ebix, Inc.
2/21/2024		(873.64)	NC DEPT REVENUE	Ebix, Inc.
2/21/2024		(970.00)	MN DEPT OF REVEN	Ebix, Inc.
2/21/2024	14310	(1,000.00)	Tara Aghaloo	Ebix, Inc.
2/21/2024		(1,523.65)	FLA DEPT REVENUE	Ebix, Inc.
2/21/2024	14422	(1,750.00)	Nigel Shaun Matthews	Ebix, Inc.
2/21/2024		(3,091.31)	MI Business Tax	Ebix, Inc.
2/21/2024		(4,271.12)	SC DEPT REVENUE	Ebix, Inc.
2/21/2024		(4,573.46)	AZ DEPT OF REV	Ebix, Inc.
2/21/2024		(5,618.13)	IA DEPT OF REV	Ebix, Inc.
2/21/2024	14325	(8,101.52)	BRIGHAM AND WOMEN’S HOSPITAL	Ebix, Inc.
2/21/2024		(15,000.00)	COMMWLTHOFPAPATH	Ebix, Inc.
2/21/2024		(47,502.00)	NYS DTF SALES	Ebix, Inc.
2/21/2024		(374,077.18)	FTI Consulting Inc	Ebix, Inc.
2/22/2024		6,548.24	Elizabeth LaPuma	Ebix, Inc.
2/22/2024		(11.77)	Lyft	Ebix, Inc.
2/22/2024		(13.93)	Lyft	Ebix, Inc.

Case 23-80004-swe11  Doc 457  Filed 03/21/24  Entered 03/21/24 18:22:57  Desc

Main Document  Page 29 of 32

Date	Check Number	Amount	Vendor	Entity
2/22/2024		(14.29)	Lyft	Ebix, Inc.
2/22/2024		(14.91)	Lyft	Ebix, Inc.
2/22/2024		(15.39)	Lyft	Ebix, Inc.
2/22/2024		(17.65)	Lyft	Ebix, Inc.
2/22/2024		(18.01)	Amazon	Ebix, Inc.
2/22/2024		(19.99)	Amazon	Ebix, Inc.
2/22/2024		(29.31)	Jersey Mike’s	Ebix, Inc.
2/22/2024		(33.60)	Amazon	Ebix, Inc.
2/22/2024		(33.60)	Amazon	Ebix, Inc.
2/22/2024		(40.90)	Amazon	Ebix, Inc.
2/22/2024		(55.81)	Pitney Bowes Bank In	Ebix, Inc.
2/22/2024		(60.88)	Amazon	Ebix, Inc.
2/22/2024		(60.89)	Amazon	Ebix, Inc.
2/22/2024		(68.36)	Amazon	Ebix, Inc.
2/22/2024		(71.07)	Amazon	Ebix, Inc.
2/22/2024		(75.55)	Amazon	Ebix, Inc.
2/22/2024		(84.47)	Amazon	Ebix, Inc.
2/22/2024		(100.00)	Thomas Hamilton	Ebix, Inc.
2/22/2024		(150.00)	Soumy Pandey	Ebix, Inc.
2/22/2024		(150.00)	Michelle M Felicella	Ebix, Inc.
2/22/2024		(170.00)	Juan Martin Palomo	Ebix, Inc.
2/22/2024		(200.00)	Raj Murali	Ebix, Inc.
2/22/2024		(200.00)	Armando S. Herradura,	Ebix, Inc.
2/22/2024		(238.00)	STATE OF LOUISIA	Ebix, Inc.
2/22/2024	14200	(292.43)	Brigham & Women’s Hospital	Ebix, Inc.
2/22/2024		(350.00)	Rachel Maynard	Ebix, Inc.
2/22/2024		(375.00)	Judith Joyce, MD	Ebix, Inc.
2/22/2024	14360	(385.00)	Sarah Merriam	Ebix, Inc.
2/22/2024		(400.00)	Joshua Nazeer Omade’	Ebix, Inc.
2/22/2024		(400.00)	DAVID E. GREENBERG	Ebix, Inc.
2/22/2024		(400.00)	John Jacobson	Ebix, Inc.
2/22/2024		(450.00)	Renan E Ribeiro	Ebix, Inc.
2/22/2024		(460.00)	US DEPT OF HOMELAND SECURITY	Ebix, Inc.
2/22/2024		(460.00)	US DEPT OF HOMELAND SECURITY	Ebix, Inc.
2/22/2024		(460.00)	US DEPT OF HOMELAND SECURITY	Ebix, Inc.
2/22/2024		(460.00)	US DEPT OF HOMELAND SECURITY	Ebix, Inc.
2/22/2024		(480.00)	Kelley Allison Turner	Ebix, Inc.
2/22/2024		(490.00)	Stuart Jay Padove	Ebix, Inc.
2/22/2024		(500.00)	DONITA DYALARM	Ebix, Inc.
2/22/2024		(500.00)	Margaret Spence MD	Ebix, Inc.
2/22/2024		(500.00)	Google Inc	Ebix, Inc.
2/22/2024		(505.74)	VA DEPT TAXATION	Ebix, Inc.
2/22/2024		(513.00)	Linda Vorvick Brown	Ebix, Inc.
2/22/2024		(575.00)	Linda Vorvick Brown	Ebix, Inc.
2/22/2024		(629.73)	Paycom Payroll	Ebix, Inc.
2/22/2024		(637.50)	ERIC ENDLICH, PHD	Ebix, Inc.
2/22/2024		(640.50)	Carolyn Donahoe	Ebix, Inc.
2/22/2024		(800.00)	Dirk J Gaines	Ebix, Inc.
2/22/2024	14263	(823.21)	Qoppa Software, LLC	Ebix, Inc.
2/22/2024		(825.00)	Blossom Womens Health	Ebix, Inc.
2/22/2024		(900.00)	David Bushnell MD	Ebix, Inc.
2/22/2024		(1,000.00)	Ana Echenique	Ebix, Inc.
2/22/2024		(1,000.00)	Travis Burke	Ebix, Inc.
2/22/2024	14409	(1,000.00)	Fady Chamoun	Ebix, Inc.
2/22/2024		(1,015.27)	Amy I Hall	Ebix, Inc.
2/22/2024		(1,034.00)	Elizabeth Smoots MD	Ebix, Inc.
2/22/2024		(1,100.00)	KUMAR G. BELANI	Ebix, Inc.
2/22/2024		(1,200.00)	ALLISON HAYS	Ebix, Inc.
2/22/2024		(1,200.00)	Lauren Nicole Chatham	Ebix, Inc.
2/22/2024		(1,250.00)	Thomas Metkus	Ebix, Inc.
2/22/2024		(1,285.20)	TeamSupport LLC	Ebix, Inc.
2/22/2024		(1,350.00)	Bryan E Anderson	Ebix, Inc.
2/22/2024		(1,500.00)	Melinda Deye	Ebix, Inc.
2/22/2024		(1,525.00)	MGECOM, Inc.	Ebix, Inc.
2/22/2024	14412	(1,572.85)	COMPUTERSHARE INC	Ebix, Inc.
2/22/2024		(1,600.00)	Renee Cocchi	Ebix, Inc.
2/22/2024		(1,600.00)	Harley S Schultz	Ebix, Inc.
2/22/2024		(1,600.00)	EMILY MEALER	Ebix, Inc.
2/22/2024		(1,638.90)	Gary B Kushner SPHR	Ebix, Inc.
2/22/2024		(1,820.36)	CATHERINE CREASMAN	Ebix, Inc.
2/22/2024		(2,200.00)	Jacob Berman	Ebix, Inc.
2/22/2024		(2,286.95)	Atlanta Office Technol	Ebix, Inc.
2/22/2024		(2,295.00)	David S Briss	Ebix, Inc.
2/22/2024		(2,423.52)	HolaDoctor Inc	Ebix, Inc.
2/22/2024		(2,500.00)	Prentiss Taylor	Ebix, Inc.
2/22/2024		(2,500.00)	US DEPT OF HOMELAND SECURITY	Ebix, Inc.
2/22/2024		(2,650.00)	Jatin M Vyas MD	Ebix, Inc.
2/22/2024		(2,832.71)	WEX Health Inc	Ebix, Inc.
2/22/2024		(2,850.00)	Philomena Dicicco	Ebix, Inc.
2/22/2024		(2,923.20)	DEBORAH GUIN	Ebix, Inc.

Case 23-80004-swe11  Doc 457  Filed 03/21/24  Entered 03/21/24 18:22:57  Desc

Main Document  Page 30 of 32

Date	Check Number	Amount	Vendor	Entity
2/22/2024		(2,929.50)	Big Commerce Inc	Ebix, Inc.
2/22/2024		(3,000.00)	Cathy Wesler	Ebix, Inc.
2/22/2024		(3,548.42)	NRCME	Ebix, Inc.
2/22/2024		(3,834.00)	Athens Paper Co	Ebix, Inc.
2/22/2024		(4,041.37)	Park Place Technology	Ebix, Inc.
2/22/2024		(4,200.00)	Douglas Paauw MD	Ebix, Inc.
2/22/2024		(5,000.00)	BenefitFront	Ebix, Inc.
2/22/2024		(6,000.00)	SCOTT D. SMITH, MD, MP	Ebix, Inc.
2/22/2024		(6,477.00)	TN STATE REVENUE	Ebix, Inc.
2/22/2024		(6,548.24)	Elizabeth LaPuma	Ebix, Inc.
2/22/2024		(7,100.00)	NCC Group Solutions	Ebix, Inc.
2/22/2024		(8,200.00)	Keyword Artist	Ebix, Inc.
2/22/2024		(8,500.00)	Diane McReynolds	Ebix, Inc.
2/22/2024		(9,470.44)	DATASYSTEM SOLUTIONS	Ebix, Inc.
2/22/2024		(10,000.00)	Stellar Consulting Sol	Ebix, Inc.
2/22/2024		(10,171.00)	MGECOM, Inc.	Ebix, Inc.
2/22/2024		(10,225.00)	Spark IPS	Ebix, Inc.
2/22/2024	14324	(19,569.81)	Brigham & Women’s Hospital	Ebix, Inc.
2/22/2024		(21,054.15)	COMMWLTHOFPAPATH	Ebix, Inc.
2/22/2024		(21,922.99)	Change Healthcare	Ebix, Inc.
2/22/2024	14423	(29,120.55)	MEDICAL MARKETING SERVICE	Ebix, Inc.
2/22/2024	14225	(30,105.39)	Brigham & Women’s Hospital	Ebix, Inc.
2/22/2024		(33,155.65)	Craftsman Printing Inc	Ebix, Inc.
2/22/2024		(94,660.46)	Google Inc	Ebix, Inc.
2/22/2024		(112,392.63)	EBIX, INC.	Ebix, Inc.
2/22/2024		(156,599.53)	EBIX EMPMED+DNTL	Ebix, Inc.
2/22/2024		(1,009,813.79)	Regions Bank	Ebix, Inc.
2/23/2024		30.16	Amazon	Ebix, Inc.
2/23/2024		(0.99)	Apple	Ebix, Inc.
2/23/2024		(12.09)	Lyft	Ebix, Inc.
2/23/2024		(13.77)	Lyft	Ebix, Inc.
2/23/2024		(13.80)	Lyft	Ebix, Inc.
2/23/2024		(16.99)	Lyft	Ebix, Inc.
2/23/2024		(20.00)	Southwest Airlines	Ebix, Inc.
2/23/2024		(20.00)	Southwest Airlines	Ebix, Inc.
2/23/2024		(25.00)	Southwest Airlines	Ebix, Inc.
2/23/2024		(25.00)	Southwest Airlines	Ebix, Inc.
2/23/2024		(127.90)	Cintas Corporation	Ebix, Inc.
2/23/2024		(130.40)	Atlassian	Ebix, Inc.
2/23/2024		(136.40)	Hotels.com	Ebix, Inc.
2/23/2024		(312.13)	Hotels.com	Ebix, Inc.
2/23/2024	14432	(410.00)	Service Express, Inc	Ebix, Inc.
2/23/2024		(460.00)	US DEPT OF HOMELAND SECURITY	Ebix, Inc.
2/23/2024		(468.20)	American Airlines	Ebix, Inc.
2/23/2024		(483.96)	Southwest Airlines	Ebix, Inc.
2/23/2024		(494.95)	Southwest Airlines	Ebix, Inc.
2/23/2024		(500.00)	Google Inc	Ebix, Inc.
2/23/2024		(500.00)	Google Inc	Ebix, Inc.
2/23/2024	14433	(750.00)	Paul Skierczynski	Ebix, Inc.
2/23/2024		(798.67)	United Airlines	Ebix, Inc.
2/23/2024		(1,005.20)	United Airlines	Ebix, Inc.
2/23/2024		(1,043.17)	THE GUARDIAN	Ebix, Inc.
2/23/2024	14320	(1,413.01)	BIDMC Dept Of Psychiatry	Ebix, Inc.
2/23/2024	14404	(1,559.00)	ALL STAR SUPER STORAGE	Ebix, Inc.
2/23/2024	14313	(1,875.30)	AMERICAN COLLEGE SURGEONS	Ebix, Inc.
2/23/2024	14398	(2,400.00)	RAMINDER NIRULA, MD, FACS	Ebix, Inc.
2/23/2024	14425	(2,400.00)	RAMINDER NIRULA, MD, FACS	Ebix, Inc.
2/23/2024		(6,548.24)	Bank of New York Mellon	Ebix, Inc.
2/23/2024	14405	(10,000.00)	AM. COLLEGE OF PHYSICIANS	Ebix, Inc.
2/23/2024		(15,792.00)	Sidram Technologies LL	Ebix, Inc.
2/23/2024		(40,241.39)	EBIX EMPMED+DNTL	Ebix, Inc.
2/23/2024		(46,255.79)	EBIX EMPMED+DNTL	Ebix, Inc.
2/26/2024		(11.77)	Lyft	Ebix, Inc.
2/26/2024		(11.99)	Lyft	Ebix, Inc.
2/26/2024		(12.99)	Lyft	Ebix, Inc.
2/26/2024		(12.99)	Lyft	Ebix, Inc.
2/26/2024		(13.67)	Lyft	Ebix, Inc.
2/26/2024		(13.77)	Lyft	Ebix, Inc.
2/26/2024		(13.77)	Lyft	Ebix, Inc.
2/26/2024		(16.99)	Amazon	Ebix, Inc.
2/26/2024		(17.39)	Report URI	Ebix, Inc.
2/26/2024		(18.65)	Lyft	Ebix, Inc.
2/26/2024		(19.99)	Lyft	Ebix, Inc.
2/26/2024		(20.00)	Southwest Airlines	Ebix, Inc.
2/26/2024		(20.00)	Southwest Airlines	Ebix, Inc.
2/26/2024		(20.99)	Lyft	Ebix, Inc.
2/26/2024		(21.96)	Lyft	Ebix, Inc.
2/26/2024		(22.94)	Lyft	Ebix, Inc.
2/26/2024		(23.92)	Lyft	Ebix, Inc.
2/26/2024		(28.00)	Publer	Ebix, Inc.

Case 23-80004-swe11  Doc 457  Filed 03/21/24  Entered 03/21/24 18:22:57  Desc

Main Document  Page 31 of 32

Date	Check Number	Amount	Vendor	Entity
2/26/2024		(33.60)	Amazon	Ebix, Inc.
2/26/2024		(33.79)	Lyft	Ebix, Inc.
2/26/2024		(36.57)	Lyft	Ebix, Inc.
2/26/2024		(40.48)	Amazon	Ebix, Inc.
2/26/2024		(42.63)	Lyft	Ebix, Inc.
2/26/2024		(47.99)	Lyft	Ebix, Inc.
2/26/2024		(48.29)	Lyft	Ebix, Inc.
2/26/2024		(51.11)	Lyft	Ebix, Inc.
2/26/2024		(54.32)	Amazon	Ebix, Inc.
2/26/2024		(54.98)	Amazon	Ebix, Inc.
2/26/2024		(55.52)	Amazon	Ebix, Inc.
2/26/2024		(57.99)	Terraza	Ebix, Inc.
2/26/2024		(69.26)	Amazon	Ebix, Inc.
2/26/2024		(80.98)	Web Network Solutions	Ebix, Inc.
2/26/2024		(157.93)	Web Network Solutions	Ebix, Inc.
2/26/2024		(159.98)	Southwest Airlines	Ebix, Inc.
2/26/2024		(163.24)	Stericycle	Ebix, Inc.
2/26/2024		(199.00)	Shogun Labs Inc	Ebix, Inc.
2/26/2024		(202.20)	FEDERAL EXPRESS	Ebix, Inc.
2/26/2024		(219.98)	Southwest Airlines	Ebix, Inc.
2/26/2024	14474	(250.00)	David Swanson	Ebix, Inc.
2/26/2024		(336.54)	Paycom Payroll	Ebix, Inc.
2/26/2024		(500.00)	Google Inc	Ebix, Inc.
2/26/2024		(599.99)	Report URI	Ebix, Inc.
2/26/2024		(673.35)	Hyatt	Ebix, Inc.
2/26/2024		(755.37)	Staples	Ebix, Inc.
2/26/2024		(838.19)	United Airlines	Ebix, Inc.
2/26/2024		(949.20)	Web Network Solutions	Ebix, Inc.
2/26/2024	14424	(1,200.00)	ELIZABETH MONTGOMERY, MD	Ebix, Inc.
2/26/2024	14461	(1,650.00)	MARKETSPHERE	Ebix, Inc.
2/26/2024	14438	(1,800.00)	Walter MURRAY YARBROUGH	Ebix, Inc.
2/26/2024		(3,502.00)	Bank Insurance & Securities Association	Ebix, Inc.
2/26/2024		(4,814.70)	OPTUM BANK	Ebix, Inc.
2/26/2024		(6,090.15)	AZ DEPT OF REV	Ebix, Inc.
2/26/2024		(28,265.43)	AZ DEPT OF REV	Ebix, Inc.
2/27/2024		(11.77)	Lyft	Ebix, Inc.
2/27/2024		(13.77)	Lyft	Ebix, Inc.
2/27/2024		(13.93)	Lyft	Ebix, Inc.
2/27/2024		(14.99)	Lyft	Ebix, Inc.
2/27/2024		(15.14)	Lyft	Ebix, Inc.
2/27/2024		(16.81)	Lyft	Ebix, Inc.
2/27/2024		(19.99)	Lyft	Ebix, Inc.
2/27/2024		(21.19)	Amazon	Ebix, Inc.
2/27/2024		(22.99)	Lyft	Ebix, Inc.
2/27/2024		(39.98)	Web Network Solutions	Ebix, Inc.
2/27/2024		(42.99)	Amazon	Ebix, Inc.
2/27/2024		(51.32)	Amazon	Ebix, Inc.
2/27/2024		(105.03)	KSDEPTOFREVENUE	Ebix, Inc.
2/27/2024	14456	(250.00)	Deborah L Hurd	Ebix, Inc.
2/27/2024	14446	(300.00)	GANA 22 Anesthesia Services	Ebix, Inc.
2/27/2024		(500.00)	Google Inc	Ebix, Inc.
2/27/2024	14426	(500.00)	Northeast Ophthalmic Plast and Reconstr Surgs	Ebix, Inc.
2/27/2024	14455	(690.00)	KENNETH W. HOOVER	Ebix, Inc.
2/27/2024		(900.00)	Facebook	Ebix, Inc.
2/27/2024		(900.00)	Facebook	Ebix, Inc.
2/27/2024		(900.00)	Facebook	Ebix, Inc.
2/27/2024		(900.00)	Facebook	Ebix, Inc.
2/27/2024		(900.00)	Facebook	Ebix, Inc.
2/27/2024	14430	(1,000.00)	Andre P Pinto	Ebix, Inc.
2/27/2024		(2,223.80)	EBIX INC	Ebix, Inc.
2/27/2024		(2,554.00)	CA DEPT TAX FEE	Ebix, Inc.
2/28/2024		522.60	Hotels.com	Ebix, Inc.
2/28/2024		522.60	Hotels.com	Ebix, Inc.
2/28/2024		(15.99)	Lyft	Ebix, Inc.
2/28/2024		(32.27)	Lyft	Ebix, Inc.
2/28/2024		(49.90)	Web Network Solutions	Ebix, Inc.
2/28/2024		(61.71)	Twilio	Ebix, Inc.
2/28/2024		(73.06)	Cherry Street	Ebix, Inc.
2/28/2024	14332	(194.64)	EMPLOYEE POOLING	Ebix, Inc.
2/28/2024	14479	(300.00)	Moshe Wald	Ebix, Inc.
2/28/2024	14472	(410.00)	Service Express, Inc	Ebix, Inc.
2/28/2024	14368	(447.50)	North American Thrombosis Forum Inc	Ebix, Inc.
2/28/2024	14478	(546.02)	UPS SUPPLY CHAIN SOLUTIONS	Ebix, Inc.
2/28/2024		(981.57)	Facebook	Ebix, Inc.
2/28/2024		(1,155.00)	3SixtyMissionCritical	Ebix, Inc.
2/28/2024	14388	(2,941.53)	UNIVERSITY OF WASHINGTON	Ebix, Inc.
2/28/2024	14415	(3,000.00)	JEFFREY GLASHEEN	Ebix, Inc.
2/28/2024	14466	(5,824.00)	NUMBERSONLY INC	Ebix, Inc.
2/28/2024		(7,000.00)	American College of Physicians	Ebix, Inc.
2/28/2024		(8,955.63)	WA DEPT REVENUE	Ebix, Inc.

Case 23-80004-swe11  Doc 457  Filed 03/21/24  Entered 03/21/24 18:22:57  Desc

Main Document  Page 32 of 32

Date	Check Number	Amount	Vendor	Entity
2/28/2024		(50,050.00)	Corp E Corp	Ebix, Inc.
2/29/2024		(11.77)	Lyft	Ebix, Inc.
2/29/2024		(15.99)	Lyft	Ebix, Inc.
2/29/2024		(16.68)	Lyft	Ebix, Inc.
2/29/2024		(16.68)	Lyft	Ebix, Inc.
2/29/2024	14444	(100.00)	DAVID S. BEEBE, MD	Ebix, Inc.
2/29/2024	14462	(125.00)	John Mardant	Ebix, Inc.
2/29/2024		(175.00)	Suchita Shah Sata	Ebix, Inc.
2/29/2024		(210.00)	Luc Jasmin	Ebix, Inc.
2/29/2024		(280.00)	Kathryn E Italia	Ebix, Inc.
2/29/2024	14343	(361.03)	JOHNS HOPKINS OFF OF CONT EDU	Ebix, Inc.
2/29/2024		(420.00)	J Ivan Lopez	Ebix, Inc.
2/29/2024		(420.00)	Matthew Kelly Geneser	Ebix, Inc.
2/29/2024		(500.00)	Harley S Schultz	Ebix, Inc.
2/29/2024	14465	(500.00)	Sanjay Mukhopadhyay	Ebix, Inc.
2/29/2024		(525.00)	Dennis C Daley	Ebix, Inc.
2/29/2024		(700.00)	Stephen Harrison	Ebix, Inc.
2/29/2024		(700.00)	Haythum Tayeb	Ebix, Inc.
2/29/2024		(700.00)	Brigitte Khoury	Ebix, Inc.
2/29/2024		(700.00)	Michael Hsu	Ebix, Inc.
2/29/2024		(700.00)	Mark Hallett	Ebix, Inc.
2/29/2024		(700.00)	Luis Gonzalez Castro	Ebix, Inc.
2/29/2024		(700.00)	Matthew Bevers	Ebix, Inc.
2/29/2024		(700.00)	Danilo De Gregorio	Ebix, Inc.
2/29/2024		(840.00)	Trinity Forensic Psych	Ebix, Inc.
2/29/2024		(840.00)	Palmetto Dental Consul	Ebix, Inc.
2/29/2024		(840.00)	Fiercely Blissful LLC	Ebix, Inc.
2/29/2024		(952.00)	Juan Martin Palomo	Ebix, Inc.
2/29/2024		(1,225.00)	Pierre Azzam	Ebix, Inc.
2/29/2024		(1,400.00)	Thersilla Oberbarnsche	Ebix, Inc.
2/29/2024		(1,848.00)	Frank N Salamone	Ebix, Inc.
2/29/2024		(1,968.89)	PNC Bank	Ebix, Inc.
2/29/2024		(2,450.00)	Antoine Douaihy	Ebix, Inc.
2/29/2024		(2,940.00)	Dr Charles Schwarts	Ebix, Inc.
2/29/2024		(3,762.50)	Frank D Brodkey	Ebix, Inc.
2/29/2024		(3,990.00)	KUMAR G. BELANI	Ebix, Inc.
2/29/2024		(6,118.00)	Christopher Britt	Ebix, Inc.
2/29/2024	14403	(7,277.42)	Advantecs Group, Inc.	Ebix, Inc.
2/29/2024		(8,653.86)	Elizabeth Temple	Ebix, Inc.
2/29/2024		(12,525.00)	STATE OF CT DRS	Ebix, Inc.
2/29/2024		(34,180.90)	COMM OF MASS EFT	Ebix, Inc.
2/29/2024		(92,534.73)	EBIX EMPMED+DNTL	Ebix, Inc.
2/29/2024		(1,315,329.39)	Paycom Payroll	Ebix, Inc.
2/29/2024		(1,406,319.00)	Omni Agent Solutions	Ebix, Inc.
		$(15,540,565.13)		Ebix, Inc. Subtotal
		$(15,540,565.13)		Grand Total